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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-09913

                           AIM Counselor Series Trust
               (Exact name of registrant as specified in charter)

                11 Greenway Plaza, Suite 100 Houston, Texas 77046
               (Address of principal executive offices) (Zip code)

       Robert H. Graham 11 Greenway Plaza, Suite 100 Houston, Texas 77046
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 626-1919

Date of fiscal year end: 8/31

Date of reporting period: 2/28/05

Item 1. Reports to Stockholders.

                                                            AIM ADVANTAGE HEALTH
                                                                   SCIENCES FUND

                           Semiannual Report to Shareholders . February 28, 2005


                                  [COVER IMAGE]

                                 FORMERLY INVESCO ADVANTAGE HEALTH SCIENCES FUND


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

AIM ADVANTAGE HEALTH SCIENCES FUND SEEKS CAPITAL GROWTH.

.. Unless otherwise stated, information presented in this report is as of February 28, 2005, and is based on total net assets.

.. Effective October 15, 2004, INVESCO Advantage Health Sciences Fund was renamed AIM Advantage Health Sciences Fund.

ABOUT SHARE CLASSES

.. Effective September 30, 2003, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

PRINCIPAL RISKS OF INVESTING IN THE FUND

.. Leveraging and short-selling, along with other hedging strategies, present higher risks, but also offer greater potential rewards. Since stock prices can rise without limit, short sales are riskier because of unlimited exposure to loss until the position is covered. The Fund, which is not a complete investment program, may not be appropriate for all investors. There is no guarantee that the Fund managers' investment strategies will help investors attain their goals. Please see the prospectus for more information about specific investment strategies and risks.

.. Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

.. Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

.. The Fund is nondiversified, which increases risks as well as potential rewards.

.. Portfolio turnover is greater than that of most funds, which may affect performance.

.. The Fund may participate in the initial public offering (IPO) market in some market cycles. Because of the Fund's small asset base, any investment the Fund may make in IPOs may significantly affect the Fund's total return. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Fund's total return.

.. The Fund may invest 100% of its assets in the securities of non-U.S. issuers. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

.. The Fund may invest up to 15% of its net assets in illiquid securities. The Fund's investments include securities of privately wheld venture capital companies which are considered to be illiquid. A security is considered to be illiquid if the Fund is unable to sell such security at a fair price within a reasonable amount of time. Investments in privately held venture capital securities are inherently risky because the markets for these companies' products may never materialize and the Fund could ultimately lose its entire investment.

ABOUT INDEXES USED IN THIS REPORT

.. The unmanaged Lipper Health/Biotech Fund Index represents an average of the 30 largest health and biotechnology funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

.. The Morgan Stanley Health Care Product Index is an equal-dollar weighted index of companies involved in the business of pharmaceuticals, including biotechnology and medical technology.

.. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

.. A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

.. The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

OTHER INFORMATION

.. The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

.. Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074. The Fund's most recent portfolio holdings, as filed on Form N-Q, are also available at AIMinvestments.com.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2004, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

NOT FDIC INSURED           MAY LOSE VALUE        NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM ADVANTAGE HEALTH SCIENCES FUND

                    DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF FUNDS --REGISTERED TRADEMARK-- :

                    There was plenty of good news for investors as the six-month period covered by this report came to a close:

[GRAHAM PHOTO]      . Growth of U.S. gross domestic product for the fourth
                      quarter of 2004 was a solid 3.8%, annualized; for 2004 as a whole, the economy grew 4.4%.

                    . The Institute for Supply Management's manufacturing and
                      nonmanufacturing indexes--based on surveys of purchasing managers in industries that together cover more than 70% of the U.S. economy--both indicated continued healthy growth during February and remained in very strong territory. In fact, it was the 40/th/ month in a row that the economy as a whole expanded.

ROBERT H. GRAHAM    . As of January 2005, nondefense capital spending remained on an upward trajectory, reflecting business confidence in the future.

[WILLIAMSON PHOTO]  . Job growth during February was more robust than in the recent past, though the unemployment rate rose slightly. The latter detail was, in fact, good news for the bond market, as it meant there was still enough slack in the job market to keep wage inflation from becoming an issue.

                      However, none of this can assure us that 2005 will be
                    another year of solid economic growth or positive market returns. The recent huge run-up in oil prices is one reason for caution, and the government reported a larger-than-expected increase in consumer prices for February 2005. Just after the close of the reporting period, the Federal Reserve (the Fed) raised short-term interest rates for the seventh time since mid-year 2004. In its statement accompanying the rate hike announcement, the Fed noted that inflationary pressures have picked up recently and that businesses' ability to raise prices appeared stronger than in the recent past. There is virtually universal expectation that the Fed will continue to increase short-term interest rates during 2005, which could ultimately dampen the economy's performance. As long-term observers of the economy and the markets, we can only say that such a good news/bad news combination is far from unusual.

MARK H. WILLIAMSON    Over the short term, the only certain thing about the
                    financial markets is their unpredictability. It is over the long term that they have been so rewarding to investors, and we remain confident in their long-term outlook. Given our inability to forecast markets accurately over the short term, as always, we urge our shareholders to maintain a long-term investment perspective, to make sure their portfolio of investments is suitably diversified, and to contact their financial advisors any time they have questions or concerns about their investments or the markets.

                    YOUR FUND

                    The pages that follow provide a discussion of your Fund's approach to investing, an explanation of its performance over the six-month reporting period, and a summary of its portfolio of holdings as that period closed.

                      Further information about your Fund and the other funds in
                    The AIM Family of Funds, as well as general information about the markets and investing, is always available on our widely praised Web site, AIMinvestments.com. We invite you to visit frequently.

                      As always, we at AIM are dedicated to building solutions
                    that will help you meet your investment goals. We thank you for your continued participation in AIM Investments --REGISTERED TRADEMARK-- . If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM               /s/ MARK H. WILLIAMSON

                    Robert H. Graham                   Mark H. Williamson
                    Trustee, President &               Trustee & Executive
                    Vice Chair, AIM Funds              Vice President, AIM Funds

                    April 15, 2005

                    AIM INVESTMENTS IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. A I M ADVISORS, INC. AND A I M CAPITAL MANAGEMENT, INC. ARE THE INVESTMENT ADVISORS AND A I M DISTRIBUTORS, INC. IS THE DISTRIBUTOR FOR THE RETAIL FUNDS REPRESENTED BY AIM INVESTMENTS.

AIM ADVANTAGE HEALTH SCIENCES FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

We are pleased to report that for the six months ended February 28, 2005, AIM Advantage Health Sciences Fund delivered positive returns to shareholders.

--------------------------------------------------------------------------------
FUND VS. INDEXES

TOTAL RETURNS, 8/31/04-2/28/05, EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares                         4.62%

Class B Shares                         4.25

Class C Shares                         4.24

S&P 500 Index (Broad Market Index)     9.99

Morgan Stanley Health Care
Product Index (Style-specific Index)   4.06

Lipper Health/Biotech Fund Index
(Peer Group Index)                     7.52

SOURCE: LIPPER, INC.
--------------------------------------------------------------------------------

     The S&P 500 Index includes 10 sectors. Health care--the sector in which the Fund invests--was one of the weaker-performing sectors of the market during the reporting period. The Fund lagged its peer group index because it was underweight health care services stocks relative to the funds in that index. The Fund performed in line with its style-specific index because both had significant exposure to pharmaceutical stocks which, as a group, were weak during the reporting period.

HOW WE INVEST

Because we assumed management of the Fund on October 1, 2004, we wanted to share with you our investment process and philosophy. We seek health care stocks we believe are attractively valued and have the potential to benefit from long-term earnings and cash flow growth. We believe such stocks may outperform the broad market over the long term. Factors that may benefit health care stocks include:

.. Demographic trends. As baby boomers age, they demand treatments to extend and improve their lives.

.. Groundbreaking discoveries. We attempt to identify companies with dominance in fast-growing markets, as well as companies on the verge of medical breakthroughs.

.. Barriers to entry. Many health care companies benefit from patents, which serve as natural barriers to entry.

.. Defensive positioning. Regardless of economic conditions, people spend money on health care.

     We typically invest in four broad segments of the health care sector: pharmaceuticals, biotechnology, medical technology and health services. We look for companies that are financially healthy and, in our opinion, likely to sustain their profitability. We assess the long-term commercial potential of each company's current and prospective products, especially products that fill otherwise unfilled market segments. We consider significant trends affecting the sector, and we look for companies with strong management.

     In addition, we may "short" stocks--borrowing a stock from a broker when we believe it is likely to decline in value, later replacing the borrowed stock at a lower price, and profiting from its decline. We may, for example, short stocks of companies that our research suggests are suffering from product obsolescence. Although there can be no guarantee of success, this strategy is intended to enhance the Fund's total return, by allowing it to profit when individual stocks appreciate, as well as to profit when selected stocks decline in value.

     We seek to manage risk by limiting investments in a single stock to less than five percent of Fund assets at the time of its purchase. (Of course, a stock may appreciate over time and cause it to account for more than five percent of Fund assets. We do not generally sell or reduce a holding simply because it appreciates to more than five percent of net assets.) We not only diversify the Fund across different health care industries, but we also invest in stocks of any market capitalization, and in domestic and foreign stocks. Holding long and short positions in individual stocks also adds to the Fund's diversification.

     We sell a holding if we identify a more attractive investment opportunity, if we see a deterioration of a company's fundamentals, if

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                            TOP 10 EQUITY LONG POSITIONS*            TOTAL NET ASSETS           $150.6 million
By industry, based on total investments                                                   NUMBER OF LONG HOLDINGS*               83
Long and short positions                                                                  NUMBER OF SHORT HOLDINGS                2
1.  Pharmaceuticals                     42.9%     1. Amgen Inc.                     7.6%
2.  Health Care Equipment               24.5      2. Wyeth                          7.6
3.  Biotechnology                       18.7      3. Sanofi-Aventis-ADR (France)    6.6
4.  Managed Health Care                  2.9      4. Pfizer Inc.                    6.6
5.  Health Care Distributors             2.5      5. Forest Laboratories, Inc.      6.3
6.  Health Care Services                 1.7      6. Eisai Co., Ltd. (Japan)        5.0
7.  Health Care Facilities               1.3      7. Gilead Sciences, Inc.          4.9
8.  Health Care Supplies                 1.0      8. Guidant Corp.                  4.8
9.  Diversified Chemicals                0.2      9. St. Jude Medical, Inc.         3.5
    Money Market Holdings                4.3      10. Lilly (Eli) & Co.             3.4

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
--------------------------------------------------------------------------------
a company demonstrates its inability to capitalize on a market opportunity, or if there is a negative change in management.

MARKET CONDITIONS AND YOUR FUND

Health care stocks, as a group, were weak for much of the reporting period. Pharmaceutical stocks were particularly weak as investors worried about impending patent expirations and weak product pipelines. We used our quantitative analysis and fundamental research to identify attractively valued long-term investment opportunities within the industry.

     Since assuming management of the Fund, we reduced our overall weighting of large-cap pharmaceutical stocks, given the fairly weak fundamentals within that industry. We sold all of our holdings in Merck and GlaxoSmithKline, for instance. In their place, we purchased several Japanese pharmaceutical stocks and shares of Sanofi-Aventis, Europe's largest drug maker. The Japanese pharmaceutical industry has seen a series of mergers in recent months, and more are expected as companies increasingly realize that size is a crucial factor in this industry.

     We also increased our exposure to biotech stocks. As a group, biotechnology stocks have underperformed of late and have always been volatile. In an effort to manage this volatility, we emphasized large- and mid-cap biotech companies experiencing strong revenue and earnings growth with multiple products on the market. We also emphasized smaller biotech companies that have recently launched their first product or have multiple products in clinical trials. Our research suggests this part of the market may benefit from an unprecedented number of new products in late-stage clinical trials.

     In addition, we reduced the percentage of Fund assets invested in short positions. This benefited Fund performance, since stocks performed strongly during the fourth quarter of 2004. At the close of the reporting period, the Fund's only short holdings were two biotechnology stocks, Vertex Pharmaceuticals and Applera Corp.-Celera Genomics. As the reporting period ended we were actively working to increase the Fund's short exposure.

     At the close of the reporting period, illiquid investments accounted for approximately 12% of the Fund's total net assets. Illiquid investments are primarily securities issued by privately held companies. As a group, such securities contributed positively to Fund performance for the reporting period. Syrrx was one such holding. The company designs drug candidates that target specific proteins of cancers, metabolic diseases and inflammations.

     Stocks that helped Fund performance included:

.. Guidant, a leading manufacturer of cardiovascular products, including stents, pacemakers and defibrillators. We have long been impressed with Guidant's leading-edge technologies in this fast-growing area.

.. PacifiCare Health Systems, which serves more than 3 million members primarily in the western United States. This managed health care provider has grown by raising premiums, adding new members and holding down costs.

     Stocks that hindered Fund performance included:

.. Merck, which in September announced the voluntary withdrawal of its profitable Vioxx --REGISTERED TRADEMARK-- arthritis painkiller after studies suggested long-term use of the drug might increase the risk of heart attacks and strokes. We believed the Vioxx matter was likely to result in a deterioration of the company's revenue and earnings. Again, we sold our Merck stock before the close of the reporting period.

.. Pfizer, whose Celebrex is chemically similar to Vioxx. Prescriptions written for Celebrex declined substantially late in the year. Despite this, we held the stock because we considered it attractively valued and continued to believe in the long-term commercial potential of the company's current and prospective products.

IN CLOSING
We believe the changes we have made to the Fund better position it to benefit from long-term demographic changes and new, innovative technologies. As always, we thank you for your continuing investment in AIM Advantage Health Sciences Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

     See important Fund and index disclosures inside front cover.

[YELLEN PHOTO]

MICHAEL YELLEN, senior portfolio manager, is the lead portfolio manager of AIM Advantage Health Sciences Fund. He began his investment industry career in 1991 and joined AIM in 1998. Mr. Yellen received his B.A. from Stanford University.

[ANDERSON PHOTO]

KIRK L. ANDERSON, portfolio manager, is a manager of AIM Advantage Health Sciences Fund. Mr. Anderson joined AIM in 1994 in the fund services area. He moved to portfolio administration in 1995, became an analyst in 1997, and was named a portfolio manager in 2003. Mr. Anderson earned a B.A. in political science from Texas A&M University and an M.S. in finance from the University of Houston.

[UNTERHALTER PHOTO]

BRYAN A. UNTERHALTER, portfolio manager, is a manager of AIM Advantage Health Sciences Fund. He began his investment career in 1995 as an equity trader. He joined AIM in 1997 and a year later became an analyst on AIM's International (Europe/Canada) investment management team. He was promoted to his current position in 2003. A native of Johannesburg, South Africa, Mr. Unterhalter received a B.A. from The University of Texas at Austin and an M.B.A. from the University of St. Thomas.

                              [RIGHT ARROW GRAPHIC]

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE RECORD, PLEASE TURN TO PAGE 5.

AIM ADVANTAGE HEALTH SCIENCES FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004--February 28, 2005.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended February 28, 2005, appear in the table "Fund vs. Indexes" on page 2. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                        ACTUAL                      HYPOTHETICAL
                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

        BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES    ENDING ACCOUNT     EXPENSES
SHARE          VALUE             VALUE       PAID DURING       VALUE        PAID DURING
CLASS        (9/1/04)        (2/28/05)/1/     PERIOD/2/       (2/28/05)       PERIOD/2/
  A       $  1,000.00        $ 1,046.20       $ 10.55        $ 1,014.48       $ 10.39
  B          1,000.00          1,042.50         13.83          1,011.26         13.61
  C          1,000.00          1,042.40         13.82          1,011.26         13.61

/1/The actual ending account value is based on the actual total return of the Fund for the period September 1, 2004, to February 28, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended February 28, 2005, appear in the table "Fund vs. Indexes" on page 2.

/2/Expenses are equal to the Fund's annualized expense ratio (2.08%, 2.73% and 2.73% for Class A, B and C shares, respectively) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
--------------------------------------------------------------------------------


                                        [ARROW
                                        BUTTON   For More Information Visit
                                        IMAGE]   AIMINVESTMENTS.COM

AIM ADVANTAGE HEALTH SCIENCES FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your Fund's long-term performance for periods ended February 28, 2005, the close of the six-month reporting period covered by this report.

Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

AVERAGE ANNUAL TOTAL RETURNS
As of 2/28/05, including applicable sales charges
CLASS A SHARES
  10 Years             9.59%
  5 Years             -7.12
  1 Year              -6.94

CLASS B SHARES
Inception (5/15/01)   -1.48%
  1 Year              -7.06

CLASS C SHARES
Inception (5/15/01)   -1.54%
  1 Year              -3.22

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns as of December 31, 2004, the most recent calendar quarter-end.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/04, including applicable sales charges

CLASS A SHARES
  10 Years            11.03%
  5 Years              0.17
  1 Year               1.62

CLASS B SHARES
Inception (5/15/01)   -0.37%
  1 Year               1.73

CLASS C SHARES
Inception (5/15/01)   -0.46%
  1 Year               5.41

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase.

     The performance of the Fund's share classes will differ due to different sales charge structures and class expenses.

     Had the advisor not waived fees and/or reimbursed expenses, performance would have been lower.

FINANCIALS

SCHEDULE OF INVESTMENTS
February 28, 2005
(Unaudited)

                                                                     MARKET
                                                         SHARES      VALUE
-------------------------------------------------------------------------------
DOMESTIC COMMON STOCKS & OTHER
 EQUITY INTERESTS-76.21%

BIOTECHNOLOGY-20.60%
Amgen Inc./(a)/                                           186,000 $  11,459,586
-------------------------------------------------------------------------------
Cellomics, Inc.
 (Acquired 10/02/00; Cost $3,499,996)/(a)(b)(c)(d)/     8,869,999             0
-------------------------------------------------------------------------------
Corgentech Inc./(a)/                                      105,000       592,200
-------------------------------------------------------------------------------
Cubist Pharmaceuticals, Inc./(a)/                         220,000     2,266,000
-------------------------------------------------------------------------------
DOV Pharmaceutical, Inc./(a)/                               5,000        75,100
-------------------------------------------------------------------------------
Evolutionary Genomics
 (Acquired 09/15/97-06/25/98;
 Cost $408,499)/(a)(b)(c)(d)/                           3,663,120             0
-------------------------------------------------------------------------------
Gen-Probe Inc./(a)/                                           600        30,546
-------------------------------------------------------------------------------
Gilead Sciences, Inc./(a)/                                214,000     7,393,700
-------------------------------------------------------------------------------
Indevus Pharmaceuticals, Inc./(a)/                        148,000       630,480
-------------------------------------------------------------------------------
Isis Pharmaceuticals, Inc./(a)/                           235,000       954,100
-------------------------------------------------------------------------------
Nabi Biopharmaceuticals/(a)/                               21,300       270,510
-------------------------------------------------------------------------------
OSI Pharmaceuticals, Inc./(a)/                             78,000     4,261,140
-------------------------------------------------------------------------------
Protein Design Labs, Inc./(a)/                            200,800     3,007,984
-------------------------------------------------------------------------------
TorreyPines Therapeutics, Inc.
 (Acquired 09/15/97-06/25/98;
 Cost $202,031)/(a)(b)(c)(d)/                              67,828        67,828
-------------------------------------------------------------------------------
                                                                     31,009,174
-------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT-20.54%
Adeza Biomedical Corp./(a) (b)(e)/                        385,394     4,682,531
-------------------------------------------------------------------------------
ATS Medical, Inc./(a)/                                     85,000       323,850
-------------------------------------------------------------------------------
Bard (C.R.), Inc.                                          11,100       738,150
-------------------------------------------------------------------------------
Baxter International Inc.                                  11,200       399,392
-------------------------------------------------------------------------------
Becton, Dickinson & Co.                                    13,100       784,297
-------------------------------------------------------------------------------
Boston Scientific Corp./(a)/                               65,000     2,122,900
-------------------------------------------------------------------------------
Fisher Scientific International Inc./(a)/                   4,000       242,600
-------------------------------------------------------------------------------
Guidant Corp.                                              97,400     7,148,186
-------------------------------------------------------------------------------
IntraLase Corp./(a)/                                       26,000       481,260
-------------------------------------------------------------------------------
Kinetic Concepts, Inc./(a)/                                12,000       782,760
-------------------------------------------------------------------------------
Medtronic, Inc.                                            90,400     4,711,648
-------------------------------------------------------------------------------
Sensys Medical, Inc.
 (Acquired 04/23/04; Cost $688)/(a)(b)(c)(d)/               1,449           688
-------------------------------------------------------------------------------
Sensys Medical, Inc,-Wts.,
 expiring 08/13/06
 (Acquired 10/18/01-04/23/04; Cost $240)/(b)(c)(d)(f)/      4,058             0
-------------------------------------------------------------------------------
  expiring 09/17/06
  (Acquired 10/05/01-04/23/04; Cost $96)/(b)(c)(d)(f)/      1,623             0
-------------------------------------------------------------------------------
  expiring 10/19/06
  (Acquired 11/07/01-04/23/04; Cost $96)/(b)(c)(d)(f)/      1,623             0
-------------------------------------------------------------------------------
SonoSite, Inc./(a)/                                        65,400     1,784,112
-------------------------------------------------------------------------------
St. Jude Medical, Inc./(a)/                               136,000     5,317,600
-------------------------------------------------------------------------------

                                                                  MARKET
                                                       SHARES     VALUE
   -------------------------------------------------------------------------

   HEALTH CARE EQUIPMENT-(Continued)
   Varian Inc./(a)/                                     16,600 $     707,990
   -------------------------------------------------------------------------
   Varian Medical Systems, Inc.                          8,800       316,184
   -------------------------------------------------------------------------
   Vnus Medical Technologies/(a)(g)/                    31,200       374,400
   -------------------------------------------------------------------------
                                                                  30,918,548
   -------------------------------------------------------------------------

   HEALTH CARE FACILITIES-1.50%
   Community Health Systems Inc./(a)/                   70,000     2,265,900
   -------------------------------------------------------------------------

   HEALTH CARE SERVICES-1.98%
   Caremark Rx, Inc./(a)/                               45,000     1,722,600
   -------------------------------------------------------------------------
   DaVita, Inc./(a)/                                    14,600       616,704
   -------------------------------------------------------------------------
   HMS Holdings Corp./(a)/                              83,000       605,900
   -------------------------------------------------------------------------
   PRA International/(a)/                                1,300        31,889
   -------------------------------------------------------------------------
                                                                   2,977,093
   -------------------------------------------------------------------------

   HEALTH CARE SUPPLIES-1.07%
   Cooper Cos., Inc. (The)                               1,000        82,350
   -------------------------------------------------------------------------
   DENTSPLY International Inc.                           7,000       384,790
   -------------------------------------------------------------------------
   Symmetry Medical Inc./(a)/                           55,000     1,143,450
   -------------------------------------------------------------------------
                                                                   1,610,590
   -------------------------------------------------------------------------

   MANAGED HEALTH CARE-3.25%
   Aetna Inc.                                            5,200       759,304
   -------------------------------------------------------------------------
   PacifiCare Health Systems, Inc./(a)/                 65,200     4,138,896
   -------------------------------------------------------------------------
                                                                   4,898,200
   -------------------------------------------------------------------------

   PHARMACEUTICALS-27.27%
   Bristol-Myers Squibb Co.                            150,000     3,754,500
   -------------------------------------------------------------------------
   Forest Laboratories, Inc./(a)/                      223,000     9,522,100
   -------------------------------------------------------------------------
   Johnson & Johnson                                     3,200       209,920
   -------------------------------------------------------------------------
   Lilly (Eli) & Co.                                    90,000     5,040,000
   -------------------------------------------------------------------------
   Medicis Pharmaceutical Corp. -- Class A              20,600       711,524
   -------------------------------------------------------------------------
   Pfizer Inc.                                         375,000     9,858,750
   -------------------------------------------------------------------------
   SuperGen, Inc./(a)/                                  50,000       251,000
   -------------------------------------------------------------------------
   Valeant Pharmaceuticals International                11,300       274,025
   -------------------------------------------------------------------------
   Wyeth                                               280,000    11,429,600
   -------------------------------------------------------------------------
                                                                  41,051,419
   -------------------------------------------------------------------------
     Total Domestic Common Stocks & Other Equity
      Interests (Cost $107,716,059)                              114,730,924
   -------------------------------------------------------------------------
   FOREIGN STOCKS & OTHER EQUITY
    INTERESTS-23.72%

   Canada-2.23%
   QLT Inc. (Biotechnology)/(a)/                       240,000     3,352,800
   -------------------------------------------------------------------------

   Denmark-0.41%
   Novo Nordisk A.S. -- Class B (Pharmaceuticals)/(h)/  11,000       611,000
   -------------------------------------------------------------------------

                                                                     MARKET
                                                         SHARES      VALUE
-------------------------------------------------------------------------------

FRANCE-6.64%
Sanofi-Aventis-ADR (Pharmaceuticals)                      250,400 $   9,993,464
-------------------------------------------------------------------------------

GERMANY-0.20%
Altana A.G. (Pharmaceuticals)/(h)/                          5,000       308,482
-------------------------------------------------------------------------------

JAPAN-9.43%
Eisai Co., Ltd. (Pharmaceuticals)/(h)/                    221,100     7,469,002
-------------------------------------------------------------------------------
Fujisawa Pharmaceutical Co. Ltd. (Pharmaceuticals)/(h)/   140,000     3,505,700
-------------------------------------------------------------------------------
Kyorin Pharmaceutical Co., Ltd. (Pharmaceuticals)/(h)/     73,000     1,050,670
-------------------------------------------------------------------------------
Santen Pharmaceutical Co., Ltd. (Pharmaceuticals)/(h)/     11,000       238,583
-------------------------------------------------------------------------------
Takeda Pharmaceutical Co., Ltd. (Pharmaceuticals)/(h)/     15,000       719,535
-------------------------------------------------------------------------------
Yamanouchi Pharmaceutical Co., Ltd.
 (Pharmaceuticals)/(h)/                                    34,000     1,207,257
-------------------------------------------------------------------------------
                                                                     14,190,747
-------------------------------------------------------------------------------

NETHERLANDS-0.24%
Akzo Nobel N.V.-ADR (Diversified Chemicals)                 8,000       360,720
-------------------------------------------------------------------------------

SWITZERLAND-2.47%
Novartis A.G.-ADR (Pharmaceuticals)                        45,000     2,248,650
-------------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)/(g)(h)/               14,000     1,475,263
-------------------------------------------------------------------------------
                                                                      3,723,913
-------------------------------------------------------------------------------

UNITED KINGDOM-2.10%
Shire Pharmaceuticals Group PLC-ADR
 (Pharmaceuticals)                                         93,900     3,159,735
-------------------------------------------------------------------------------
    Total Foreign Stocks & Other Equity Interests
     (Cost $33,020,669)                                              35,700,861
-------------------------------------------------------------------------------
PREFERRED STOCKS-11.10%

BIOTECHNOLOGY-0.39%
Athersys, Inc.-Pfd., Class F, Conv.
 (Acquired 04/17/00; Cost $5,000,000)/(a)(b)(c)(d)/       416,667       595,930
-------------------------------------------------------------------------------
Cellomics, Inc.-Pfd., Series NNN
 (Acquired 10/02/00; Cost $3,499,996)/(a)(b)(c)(d)/     8,869,999             0
-------------------------------------------------------------------------------
Cengent Therapeutics Inc.-Pfd., Series D
 (Acquired 03/24/00; Cost $4,000,003)/(a)(b)(c)(d)/       650,407             0
-------------------------------------------------------------------------------
Ingenex Inc.-Pfd., Series B
 (Acquired 09/27/94; Cost $600,000)/(a)(b)(c)(d)/         103,055             0
-------------------------------------------------------------------------------
                                                                        595,930
-------------------------------------------------------------------------------

HEALTH CARE DISTRIBUTORS-2.87%
Locus Pharmaceuticals, Inc.-Pfd.,
 Series C
 (Acquired 11/21/00; Cost $4,500,000)/(a)(b)(c)(d)/     2,000,000     3,340,000
-------------------------------------------------------------------------------
  Series D
  (Acquired 09/06/01; Cost $2,352,940)/(a)(b)(c)(d)/      588,235       982,352
-------------------------------------------------------------------------------
                                                                      4,322,352
-------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT-7.43%
DexCom, Inc.-Pfd.,
 Series B
 (Acquired 12/20/00; Cost $1,000,000)/(a)(b)(c)(d)/       694,444     1,869,929
-------------------------------------------------------------------------------
  Series C
  (Acquired 06/03/02; Cost $1,000,000)/(a)(b)(c)(d)/      434,782     1,170,738
-------------------------------------------------------------------------------

                                                                    MARKET
                                                       SHARES       VALUE
 -----------------------------------------------------------------------------

 HEALTH CARE EQUIPMENT-(Continued)
 Masimo Corp.-Pfd.,
  Series C
  (Acquired 10/07/98; Cost $1,000,000)/(a)(b)(c)(d)/   125,000  $   1,000,000
 -----------------------------------------------------------------------------
   Series F, Conv.
   (Acquired 09/14/99; Cost $174,999)/(a)(b)(c)(d)/     15,909        174,999
 -----------------------------------------------------------------------------
 Neothermia Corp.-Pfd., Series C
  (Acquired 03/26/01; Cost $2,000,001)/(a)(b)(c)(d)/ 2,439,026      2,463,416
 -----------------------------------------------------------------------------
 Sensys Medical, Inc.-Pfd., Series A-1
  (Acquired 02/25/98-02/04/05;
  Cost $7,321,664)/(a)(b)(c)(d)/                     1,759,252      1,301,846
 -----------------------------------------------------------------------------
 Syrrx, Inc.-Pfd., Series C
  (Acquired 01/10/01; Cost $4,000,003)/(a)(b)(c)(d)/   615,385      3,200,002
 -----------------------------------------------------------------------------
                                                                   11,180,930
 -----------------------------------------------------------------------------

 PHARMACEUTICALS-0.41%
 BioImagene, Inc.-Pfd., Series B-2
  (Acquired 05/24/01; Cost $1,350,000)/(a)(b)(c)(d)/   641,635        102,662
 -----------------------------------------------------------------------------
 Predix Pharmaceuticals, Inc.-Pfd.,
  Series AB, Conv.
  (Acquired 11/07/97-09/21/04;
  Cost $1,511,467)/(a)(b)(c)(d)/                     1,471,072        324,180
 -----------------------------------------------------------------------------
   Series C, Conv.
   (Acquired 08/05/04; Cost $187,323)/(a)(b)(c)(d)/    850,039        187,323
 -----------------------------------------------------------------------------
                                                                      614,165
 -----------------------------------------------------------------------------
     Total Preferred Stocks (Cost $39,498,396)                     16,713,377
 -----------------------------------------------------------------------------

 MONEY MARKET FUNDS-3.94%
 Premier Portfolio-Institutional Class
  (Cost $5,936,386)/(i)/                             5,936,386      5,936,386
 -----------------------------------------------------------------------------
   Total Investments-114.97% (excluding
    investments purchased with cash collateral
    from securities loaned) (Cost $186,171,510)                   173,081,548
 -----------------------------------------------------------------------------
 INVESTMENTS PURCHASED WITH CASH
  COLLATERAL FROM SECURITIES LOANED

 Money Market Funds-0.95%
 Premier Portfolio-Institutional Class/(i)(j)/       1,432,796      1,432,796
 -----------------------------------------------------------------------------
     Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $1,432,796)                                             1,432,796
 -----------------------------------------------------------------------------
 TOTAL INVESTMENTS-115.92% (Cost $187,604,306)                    174,514,344
 -----------------------------------------------------------------------------
 OTHER ASSETS LESS LIABILITIES-(15.92%)                           (23,962,945)
 -----------------------------------------------------------------------------
 NET ASSETS-100.00%                                             $ 150,551,399
 -----------------------------------------------------------------------------
                                                       SHARES
                                                     SOLD SHORT
 SECURITIES SOLD SHORT-1.87%/(k)/
 COMMON STOCKS-1.87%

 BIOTECHNOLOGY-1.87%
 Applera Corp.-Celera Genomics Group                   150,000      1,666,500
 -----------------------------------------------------------------------------
 Vertex Pharmaceuticals Inc.                           100,000      1,154,000
 -----------------------------------------------------------------------------
                                                                    2,820,500
 -----------------------------------------------------------------------------
     Total Common Stock Securities Sold Short
      (Total Proceeds $2,886,497)                               $   2,820,500
 -----------------------------------------------------------------------------

Investment Abbreviations:

ADR   - AmericanDepositary Receipt
Conv. - Convertible
Pfd.  - Preferred
Wts.  - Warrants

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at February 28, 2005 was $21,463,736, which represented 12.30% of the Fund's Total Investments. See Note 1A.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at February 28, 2005 was $16,781,205, which represented 11.15% of the Fund's Net Assets. These securities are considered to be illiquid.
(d) Security is considered venture capital. See Note 1K.
(e) As a result of an initial public offering, the security is subject to a lockup period until June 7, 2005 and therefore considered to be illiquid.
(f) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(g) All or a portion of this security has been pledged as collateral for securities lending transactions at February 28, 2005.
(h) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at February 28, 2005 was $16,585,492, which represented 9.50% of the Fund's Total Investments. See
    Note 1A.
(i) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(j) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.
(k) Collateral on short sales was segregated by the Fund in the amount of $4,519,576, which represented 160.24% of the market value of securities sold short.




See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2005
(Unaudited)

ASSETS:
Investments, at market value (cost $180,235,124)*                  $167,145,162
--------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $7,369,182)        7,369,182
--------------------------------------------------------------------------------
    Total investments (cost $187,604,306)                           174,514,344
--------------------------------------------------------------------------------
Foreign currencies, at market value (cost $182,526)                     183,546
--------------------------------------------------------------------------------
Receivables for:
  Deposits with brokers for securities sold short                     3,095,123
--------------------------------------------------------------------------------
  Investments sold                                                    2,004,225
--------------------------------------------------------------------------------
  Fund shares sold                                                       19,920
--------------------------------------------------------------------------------
  Dividends and interest                                                202,371
--------------------------------------------------------------------------------
  Short stock rebates                                                     5,177
--------------------------------------------------------------------------------
  Amount due from advisor                                                 6,953
--------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans        50,883
--------------------------------------------------------------------------------
Other assets                                                             28,878
--------------------------------------------------------------------------------
    Total assets                                                    180,111,420
--------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                                 749,910
--------------------------------------------------------------------------------
  Fund shares reacquired                                                301,826
--------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                     57,037
--------------------------------------------------------------------------------
  Loan outstanding                                                   24,000,000
--------------------------------------------------------------------------------
  Collateral upon return of securities loaned                         1,432,796
--------------------------------------------------------------------------------
Securities sold short, at market value (proceeds $2,886,497)          2,820,500
--------------------------------------------------------------------------------
Accrued distribution fees                                                39,801
--------------------------------------------------------------------------------
Accrued interest expense                                                 63,433
--------------------------------------------------------------------------------
Accrued trustees' fees                                                    2,421
--------------------------------------------------------------------------------
Accrued transfer agent fees                                              29,660
--------------------------------------------------------------------------------
Accrued operating expenses                                               62,637
--------------------------------------------------------------------------------
    Total liabilities                                                29,560,021
--------------------------------------------------------------------------------
Net assets applicable to shares outstanding                        $150,551,399
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                      $173,373,928
--------------------------------------------------------------------------------
Undistributed net investment income (loss)                           (1,070,511)
--------------------------------------------------------------------------------
Undistributed net realized gain (loss) from investment securities,
 foreign currencies and securities sold short                        (8,659,903)
--------------------------------------------------------------------------------
Unrealized appreciation (depreciation) of investment securities,
 foreign currencies and securities sold short                       (13,092,115)
--------------------------------------------------------------------------------
                                                                   $150,551,399
--------------------------------------------------------------------------------


          NET ASSETS:
          Class A                                         $149,266,224
          ------------------------------------------------------------
          Class B                                         $    989,713
          ------------------------------------------------------------
          Class C                                         $    295,462
          ------------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                           10,307,735
          ------------------------------------------------------------
          Class B                                               70,789
          ------------------------------------------------------------
          Class C                                               21,841
          ------------------------------------------------------------
          Class A :
            Net asset value per share                     $      14.48
          ------------------------------------------------------------
            Offering price per share:
              (Net asset value of $14.48 / 94.50%)        $      15.32
          ------------------------------------------------------------
          Class B :
            Net asset value and offering price per share  $      13.98
          ------------------------------------------------------------
          Class C :
            Net asset value and offering price per share  $      13.53
          ------------------------------------------------------------

* At February 28, 2005, securities with an aggregate market value of $1,346,433 were on loan to brokers.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the six months ended February 28, 2005
(Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $3,867)                                                          $   678,972
--------------------------------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (including securities lending income of $1,220*)                      56,845
--------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                            9,712
--------------------------------------------------------------------------------------------------------------------------
Short stock rebates                                                                                                40,181
--------------------------------------------------------------------------------------------------------------------------
    Total investment income                                                                                       785,710
--------------------------------------------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                                                                     900,312
--------------------------------------------------------------------------------------------------------------------------
Administrative services fees                                                                                       24,795
--------------------------------------------------------------------------------------------------------------------------
Custodian fees                                                                                                     18,858
--------------------------------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                                         277,015
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                                                                           4,409
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                                                                           1,482
--------------------------------------------------------------------------------------------------------------------------
Interest and line of credit                                                                                       352,816
--------------------------------------------------------------------------------------------------------------------------
Transfer agent fees                                                                                               146,003
--------------------------------------------------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                                                             12,422
--------------------------------------------------------------------------------------------------------------------------
Other                                                                                                             150,177
--------------------------------------------------------------------------------------------------------------------------
    Total expenses                                                                                              1,888,289
--------------------------------------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangement                                             (226,120)
--------------------------------------------------------------------------------------------------------------------------
    Net expenses                                                                                                1,662,169
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                                     (876,459)
--------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES, FOREIGN CURRENCIES AND SECURITIES SOLD SHORT:
Net realized gain (loss) from:
  Investment securities                                                                                        17,167,657
--------------------------------------------------------------------------------------------------------------------------
  Foreign currencies                                                                                               35,050
--------------------------------------------------------------------------------------------------------------------------
  Securities sold short                                                                                          (503,322)
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               16,699,385
--------------------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                                                        (5,784,569)
--------------------------------------------------------------------------------------------------------------------------
  Foreign currencies                                                                                                2,641
--------------------------------------------------------------------------------------------------------------------------
  Securities sold short                                                                                        (2,895,877)
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               (8,677,805)
--------------------------------------------------------------------------------------------------------------------------
Net gain from investment securities, foreign currencies and securities sold short                               8,021,580
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                                          $ 7,145,121
--------------------------------------------------------------------------------------------------------------------------

* Dividends from affiliated money market funds are net of income rebate paid to securities lending counterparties.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended February 28, 2005 and the year ended August 31, 2004 (Unaudited)

                                                    FEBRUARY 28,   AUGUST 31,
                                                        2005          2004
 ------------------------------------------------------------------------------

 OPERATIONS:
  Net investment income (loss)                      $   (876,459) $ (1,539,522)
 ------------------------------------------------------------------------------
  Net realized gain from investment securities,
    foreign currencies and securities sold short      16,699,385    39,897,514
 ------------------------------------------------------------------------------
  Change in net unrealized appreciation
    (depreciation) of investment securities,
    foreign currencies and securities sold short      (8,677,805)  (21,544,976)
 ------------------------------------------------------------------------------
    Net increase in net assets resulting from
      operations                                       7,145,121    16,813,016
 ------------------------------------------------------------------------------
 Share transactions-net:
  Class A                                            (30,154,402)  (75,394,909)
 ------------------------------------------------------------------------------
  Class B                                                126,832        28,689
 ------------------------------------------------------------------------------
  Class C                                                (40,011)       (5,203)
 ------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from share transactions              (30,067,581)  (75,371,423)
 ------------------------------------------------------------------------------
    Net increase (decrease) in net assets            (22,922,460)  (58,558,407)
 ------------------------------------------------------------------------------

 NET ASSETS:
  Beginning of period                                173,473,859   232,032,266
 ------------------------------------------------------------------------------
  End of period (including undistributed net
    investment income (loss) of $(1,070,511) and
    $(194,052), respectively)                       $150,551,399  $173,473,859
 ------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CASH FLOWS
For the six months ended February 28, 2005
(Unaudited)


CASH PROVIDED BY OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations                                                     $   7,145,121
-------------------------------------------------------------------------------------------------------------------------

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS TO NET CASH PROVIDED BY OPERATIONS:
  Purchases of investments                                                                                  (132,817,670)
-------------------------------------------------------------------------------------------------------------------------
  Proceeds from disposition of investments                                                                   166,162,378
-------------------------------------------------------------------------------------------------------------------------
  Decrease in deposits with brokers for securities sold short                                                 23,044,113
-------------------------------------------------------------------------------------------------------------------------
  Increase in cash collateral from securities loaned                                                          (1,047,301)
-------------------------------------------------------------------------------------------------------------------------
  Increase in dividends and interest receivable                                                                  (33,877)
-------------------------------------------------------------------------------------------------------------------------
  Decrease in other assets                                                                                        48,740
-------------------------------------------------------------------------------------------------------------------------
  Decrease in securities sold short                                                                          (23,097,459)
-------------------------------------------------------------------------------------------------------------------------
  Increase in payable of collateral upon return of securities loaned                                           1,047,301
-------------------------------------------------------------------------------------------------------------------------
  Decrease in accrued expenses and other payables                                                                (50,495)
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investment securities, foreign currencies and securities sold short     (8,021,580)
-------------------------------------------------------------------------------------------------------------------------
    Net cash provided by operating activities                                                                 32,379,271
-------------------------------------------------------------------------------------------------------------------------

CASH USED IN FINANCING ACTIVITIES:
  Net increase in borrowings on line of credit                                                                 1,000,000
-------------------------------------------------------------------------------------------------------------------------
  Proceeds from shares of beneficial interest sold                                                             1,192,627
-------------------------------------------------------------------------------------------------------------------------
  Decrease in payable to custodian                                                                              (407,482)
-------------------------------------------------------------------------------------------------------------------------
  Disbursements from shares of beneficial interest reacquired                                                (31,485,645)
-------------------------------------------------------------------------------------------------------------------------
    Net cash provided by (used in) financing activities                                                      (29,700,500)
-------------------------------------------------------------------------------------------------------------------------
Net increase in cash and cash equivalents                                                                      2,678,771
-------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at beginning of period                                                               3,257,615
-------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period                                                                 $   5,936,386
-------------------------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
February 28, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Advantage Health Sciences Fund, formerly INVESCO Advantage Health Sciences Fund, (the "Fund") is a series portfolio of AIM Counselor Series Trust (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
     Cash and cash equivalents in the Statement of Cash Flows are comprised of cash and investments in affiliated money market funds for the purpose of investing daily available cash balances.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
F. SECURITIES SOLD SHORT -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.
     The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales.
G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
I. CALL OPTIONS -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
     An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.
J. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.
K. VENTURE CAPITAL -- The Fund has invested in privately held venture capital companies, some of which are in the startup or development stages. These investments are inherently risky, as the markets for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose the entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment performance of the Class A shares of the Fund exceeds the sum of 2.00% plus the investment record of the Morgan Stanley Health Care Product Index, but shall be capped at 2.50% of the Fund's average daily net assets, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment record of the Morgan Stanley Health Care Product Index less 2.00% exceeds the investment performance of the Class A shares of the Fund, but shall be no less than 0.50% of the average daily net assets. Prior to September 29, 2004, AIM had entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM. Effective September 30, 2004, the sub-advisory agreement between AIM and INVESCO was terminated. AIM has voluntarily agreed to waive fees and/or reimburse expenses in an amount equal to 0.25% of Fund's average daily net assets. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in money market funds with cash collateral from securities loaned by the Fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. Under the terms of the advisory agreement, the Fund is not permitted to pay management fees on those assets of the Fund that are invested in other funds advised by AIM.
  For the six months ended February 28, 2005, AIM waived fees and/or reimbursed expenses of $199,340.
  For the six months ended February 28, 2005, at the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse $25,035 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended February 28, 2005, AIM was paid $24,795.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended February 28, 2005, the Fund paid AISI $146,003.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended February 28, 2005, the Class A, Class B and Class C shares paid $277,015, $4,409 and $1,482, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the six months ended February 28, 2005, AIM Distributors advised the Fund that it retained $2,784 in front-end sales commissions from the sale of Class A shares and $1, $3 and $5 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in an affiliated money market fund for the six months ended February 28, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                             MARKET                               UNREALIZED     MARKET            REALIZED
                                             VALUE     PURCHASES    PROCEEDS     APPRECIATION    VALUE    DIVIDEND   GAIN
FUND                                        08/31/04    AT COST    FROM SALES   (DEPRECIATION)  02/28/05   INCOME   (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class** $3,257,615 $81,468,882 $(78,790,111)      $--       $5,936,386 $55,625    $--
---------------------------------------------------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                             MARKET                               UNREALIZED     MARKET            REALIZED
                                             VALUE     PURCHASES    PROCEEDS     APPRECIATION    VALUE    DIVIDEND   GAIN
FUND                                        08/31/04    AT COST    FROM SALES   (DEPRECIATION)  02/28/05  INCOME*   (LOSS)
---------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class** $  385,495 $ 4,299,607 $ (3,252,306)      $--       $1,432,796 $ 1,220    $--
---------------------------------------------------------------------------------------------------------------------------
    Total                                  $3,643,110 $85,768,489 $(82,042,417)      $--       $7,369,182 $56,845    $--
---------------------------------------------------------------------------------------------------------------------------

* Dividend income is net of income rebate paid to securities lending counterparties.
** On February 25, 2005 the Premier Portfolio investments were transferred from the original share class with no name designation to the newly structured share class designated as Institutional Class.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended February 28, 2005, the Fund engaged in purchases and sales of securities of $2,247,370 and $0, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the six months ended February 28, 2005, the Fund received credits from this arrangement which resulted in the reduction of the Fund's total expenses of $1,745.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended February 28, 2005, the Fund paid legal fees of $2,441 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of (i) $100,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line. During the six months ended February 28, 2005, the Fund had average borrowings for the number of days the borrowings were outstanding in the amount of $23,950,276 with a weighted average interest rate of 1.41% and interest expense of $338,687.
  Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the six months ended February 28, 2005.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.
  At February 28, 2005, securities with an aggregate value of $1,346,433 were on loan to brokers. The loans were secured by cash collateral of $1,432,796 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended February 28, 2005, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $1,220 for securities lending transactions.

NOTE 9--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $37,166,064 of capital loss carryforward for the fiscal year ended August 31, 2004 to offset net realized capital gain for federal income tax purposes. The Fund had a capital loss carryforward as of August 31, 2004 which expires as follows:

                                         CAPITAL LOSS
                         EXPIRATION      CARRYFORWARD*
                         -----------------------------
                         August 31, 2011  $23,097,716
                         -----------------------------

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended February 28, 2005 was $133,567,580 and $167,169,697, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.
  The receivable for investments sold is net of an allowance for doubtful receipts of $70,982 for Norian Corp.-Series D, convertible preferred shares.

                    UNREALIZED APPRECIATION (DEPRECIATION) OF
                      INVESTMENT SECURITIES ON A TAX BASIS
---------------------------------------------------------------------------------
Aggregate unrealized appreciation of:
  Investment securities                                             $ 20,144,287
---------------------------------------------------------------------------------
  Securities sold short                                                  221,009
---------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                                              (34,929,553)
---------------------------------------------------------------------------------
  Securities sold short                                                 (166,161)
---------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment securities $(14,730,418)
---------------------------------------------------------------------------------

Cost of investments for tax purposes is $189,299,610.
Proceeds from securities sold short for investment purposes are $2,875,348.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                     CHANGES IN SHARES OUTSTANDING/(a)/
-------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED             YEAR ENDED
                                                                FEBRUARY 28,               AUGUST 31,
                                                                    2005                      2004
                                                          ------------------------  ------------------------
                                                            SHARES       AMOUNT       SHARES       AMOUNT
-------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     59,185  $    852,245     415,823  $  5,596,301
-------------------------------------------------------------------------------------------------------------
  Class B                                                     19,129       267,702      26,168       362,799
-------------------------------------------------------------------------------------------------------------
  Class C                                                      6,212        83,368       9,655       130,158
-------------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        558         8,182       1,634        23,919
-------------------------------------------------------------------------------------------------------------
  Class B                                                       (577)       (8,182)     (1,681)      (23,919)
-------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                 (2,202,950)  (31,014,829) (5,877,805)  (81,015,129)
-------------------------------------------------------------------------------------------------------------
  Class B                                                     (9,691)     (132,688)    (22,919)     (310,191)
-------------------------------------------------------------------------------------------------------------
  Class C                                                     (9,463)     (123,379)    (10,306)     (135,361)
-------------------------------------------------------------------------------------------------------------
                                                          (2,137,597) $(30,067,581) (5,459,431) $(75,371,423)
-------------------------------------------------------------------------------------------------------------

/(a)/There are four entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 32% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               CLASS A
                                      ------------------------------------------------------------------------------------------

                                       SIX MONTHS                                               NOVEMBER 1,
                                         ENDED                 YEAR ENDED AUGUST 31,              2000 TO          YEAR ENDED
                                      FEBRUARY 28,     ----------------------------------       AUGUST 31,         OCTOBER 31,
                                          2005           2004        2003          2002            2001               2000
                                      ------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                                $  13.84        $  12.89   $  11.84       $  14.57        $  24.25         $  17.96
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)             (0.09)          (0.13)     (0.00)/(a)/    (0.00)/(a)/     (0.12)/(b)/      (0.13)/(b)/
--------------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities
   (both realized and unrealized)          0.73            1.08       1.05          (2.77)          (6.19)            8.83
--------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations        0.64            0.95       1.05          (2.77)          (6.31)            8.70
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment
   income                                    --              --         --             --              --            (0.07)
--------------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized
   gains                                     --              --         --             --           (3.44)           (2.34)
--------------------------------------------------------------------------------------------------------------------------------
   Total distributions                       --              --         --             --           (3.44)           (2.41)
--------------------------------------------------------------------------------------------------------------------------------
Redemptions fees added to
 beneficial interest                         --              --         --           0.04            0.07               --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $  14.48        $  13.84   $  12.89       $  11.84        $  14.57         $  24.25
--------------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                          4.62%           7.37%      8.87%        (18.74)%        (28.88)%          52.72%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                              $149,266        $172,318   $230,955       $275,037        $478,876         $938,494
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
 assets (including interest
 expense and/ or dividends on
 short sales):
 With fee waivers and/or expense
   reimbursements                          2.08%/(d)/      1.66%      1.67%          2.35%           1.60%/(e)/       1.16%
--------------------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or
   expense reimbursements                  2.36%/(d)/      1.93%      1.74%          2.35%           1.60%/(e)/       1.16%
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
 assets (excluding interest
 expense and/ or dividends on
 short sales):
 With fee waivers and/or expense
   reimbursements                          1.64%/(d)/      1.22%      1.65%          2.33%           1.55%/(e)/         --
--------------------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or
   expense reimbursements                  1.92%/(d)/      1.49%      1.72%          2.33%           1.55%/(e)/         --
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
 (loss) to average net assets             (1.09)%/(d)/    (0.75)%    (0.68)%        (1.52)%         (0.79)%/(e)/     (0.62)%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                 75%            116%       125%           127%            183%             196%
--------------------------------------------------------------------------------------------------------------------------------

/(a)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.09) and $(0.26) for the years ended August 31, 2003 and 2002, respectively.
/(b)/Calculated using average shares outstanding.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average net assets of $159,605,847. /(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                                                                                  CLASS B
                                                   ---------------------------------------------------------------
                                                    SIX MONTHS                                           MAY 15, 2001
                                                      ENDED                YEAR ENDED AUGUST 31,          (DATE SALES
                                                   FEBRUARY 28,     -----------------------------        COMMENCED) TO
                                                       2005           2004       2003         2002      AUGUST 31, 2001
----------------------------------------------------                ------------------------------------
Net asset value, beginning of period                  $13.41        $12.61   $11.77       $ 14.68           $14.35
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                          (0.11)        (0.23)   (0.22)/(a)/   (0.11)/(a)/      (0.05)/(b)/
-------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized
   and unrealized)                                      0.68          1.03     1.06         (2.80)            0.38
-------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                     0.57          0.80     0.84         (2.91)            0.33
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $13.98        $13.41   $12.61       $ 11.77           $14.68
-------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                       4.25%         6.34%    7.14%       (19.82)%           2.30%
-------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $  990        $  830   $  761       $   882           $  337
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
 (including interest expense and/or dividends on
 short sales):
 With fee waivers and/or expense reimbursements         2.73%/(d)/    2.57%    3.27%         3.44%            4.14%/(e)/
-------------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense reimbursements      3.01%/(d)/    3.05%    3.33%         3.44%            4.14%/(e)/
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
 (excluding interest expense and/or dividends on
 short sales):
 With fee waivers and/or expense reimbursements         2.29%/(d)/    2.13%    3.25%         3.43%            3.74%/(e)/
-------------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense reimbursements      2.57%/(d)/    2.61%    3.31%         3.43%            3.74%/(e)/
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 net assets                                            (1.74)%/(d)/  (1.66)%  (2.27)%       (2.54)%          (2.68)%/(e)/
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                              75%          116%     125%          127%             183%
-------------------------------------------------------------------------------------------------------------------------

/(a)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.31) and $(0.37) for the years ended August 31, 2003 and 2002, respectively.
/(b)/Calculated using average shares outstanding.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average net assets of $889,173. /(e)/Annualized.
/(f)/Not annualized for periods less than one year.

                                                                                  CLASS C
                                                   ---------------------------------------------------------------
                                                    SIX MONTHS                                           MAY 15, 2001
                                                      ENDED                YEAR ENDED AUGUST 31,          (DATE SALES
                                                   FEBRUARY 28,     -----------------------------        COMMENCED) TO
                                                       2005           2004       2003         2002      AUGUST 31, 2001
----------------------------------------------------                ------------------------------------
Net asset value, beginning of period                  $12.97        $12.27   $11.57       $ 14.45           $14.35
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                          (0.12)        (0.28)   (0.46)/(a)/   (0.13)/(a)/      (0.04)/(b)/
-------------------------------------------------------------------------------------------------------------------------
 Net gains (losses) on securities (both realized
   and unrealized)                                      0.68          0.98     1.16         (2.75)            0.14
-------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                     0.56          0.70     0.70         (2.88)            0.10
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $13.53        $12.97   $12.27       $ 11.57           $14.45
-------------------------------------------------------------------------------------------------------------------------
Total return/(c)/                                       4.32%         5.71%    6.14%       (20.00)%           0.70%
-------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $  295        $  325   $  316       $   501           $  312
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
 (including interest expense and/or dividends on
 short sales):
 With fee waivers and/or expense reimbursements         2.73%/(d)/    3.16%    4.02%         3.54%            4.51%/(e)/
-------------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense reimbursements      3.01%/(d)/    4.13%    4.07%         3.54%            4.51%/(e)/
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets
 (excluding interest expense and/or dividends on
 short sales):
 With fee waivers and/or expense reimbursements         2.29%/(d)/    2.72%    4.00%         3.52%            3.93%/(e)/
-------------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense reimbursements      2.57%/(d)/    3.69%    4.05%         3.52%            3.93%/(e)/
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average
 net assets                                            (1.74)%/(d)/  (2.25)%  (3.09)%       (2.63)%          (2.86)%/(e)/
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(f)/                              75%          116%     125%          127%             183%
-------------------------------------------------------------------------------------------------------------------------

/(a)/The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.55) and $(0.38) fo the years ended August 31, 2003 and 2002, respectively.
/(b)/Calculated using average shares outstanding.
/(c)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(d)/Ratios are annualized and based on average net assets of $298,886. /(e)/Annualized.
/(f)/Not annualized for periods less than one year.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.
  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

  Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

  Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

        *    *    *    *    *    *    *    *    *    *    *    *    *    *

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES   OFFICERS                                                 OFFICE OF THE FUND
Bob R. Baker        Robert H. Graham                                         11 Greenway Plaza
                    Vice Chair and President                                 Suite 100
Frank S. Bayley                                                              Houston, TX 77046-1173
                    Mark H. Williamson
James T. Bunch      Executive Vice President                                 INVESTMENT ADVISOR
                                                                             A I M Advisors, Inc.
Bruce L. Crockett   Lisa O. Brinkley                                         11 Greenway Plaza
Chair               Senior Vice President and Chief Compliance Officer       Suite 100
                                                                             Houston, TX 77046-1173
Albert R. Dowden    Russell C. Burk
                    Senior Vice President                                    TRANSFER AGENT
Edward K. Dunn, Jr.                                                          AIM Investment Services, Inc.
                    Kevin M. Carome                                          P.O. Box 4739
Jack M. Fields      Senior Vice President, Secretary and Chief Legal Officer Houston, TX 77210-4739

Carl Frischling     Sidney M. Dilgren                                        CUSTODIAN
                    Vice President and Treasurer                             State Street Bank and Trust Company
Robert H. Graham                                                             225 Franklin Street
                    Robert G. Alley                                          Boston, MA 02110-2801
Gerald J. Lewis     Vice President
                                                                             COUNSEL TO THE FUND
Prema Mathai-Davis  Stuart W. Coco                                           Ballard Spahr
                    Vice President                                           Andrews & Ingersoll, LLP
Lewis F. Pennock                                                             1735 Market Street, 51st Floor
                    M. Kevin Cronin                                          Philadelphia, PA 19103-7599
Ruth H. Quigley     Vice President
                                                                             COUNSEL TO THE INDEPENDENT TRUSTEES
Larry Soll          J. Philip Ferguson                                       Kramer, Levin, Naftalis & Frankel LLP
                    Vice President                                           919 Third Avenue
Mark H. Williamson                                                           New York, NY 10022-3852
                    Mark Greenberg
                    Vice President                                           DISTRIBUTOR
                                                                             A I M Distributors, Inc.
                    William R. Keithler                                      11 Greenway Plaza
                    Vice President                                           Suite 100
                                                                             Houston, TX 77046-1173
                    Karen Dunn Kelley
                    Vice President

                    Ronald P. Stein
                    Vice President

                    Michael L. Yellen
                    Vice President

         Domestic Equity                             Sector Equity

AIM Aggressive Growth Fund               AIM Advantage Health Sciences Fund/1/
AIM Balanced Fund*                       AIM Energy Fund/1/
AIM Basic Balanced Fund*                 AIM Financial Services Fund/1/
AIM Basic Value Fund                     AIM Global Health Care Fund
AIM Blue Chip Fund                       AIM Global Real Estate Fund/9/
AIM Capital Development Fund             AIM Gold & Precious Metals Fund/1/
AIM Charter Fund                         AIM Health Sciences Fund/1/
AIM Constellation Fund                   AIM Leisure Fund/1/
AIM Core Stock Fund/1/                   AIM Multi-Sector Fund/1/
AIM Dent Demographic Trends Fund         AIM Real Estate Fund/8/
AIM Diversified Dividend Fund            AIM Technology Fund/1/
AIM Dynamics Fund/1/                     AIM Utilities Fund/1/
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund                       Fixed Income
AIM Large Cap Growth Fund
AIM Libra Fund                           TAXABLE
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund/2/          AIM Floating Rate Fund
AIM Mid Cap Growth Fund                  AIM High Yield Fund
AIM Mid Cap Stock Fund/1/                AIM Income Fund
AIM Opportunities I Fund                 AIM Intermediate Government Fund
AIM Opportunities II Fund                AIM Limited Maturity Treasury Fund
AIM Opportunities III Fund               AIM Money Market Fund
AIM Premier Equity Fund                  AIM Short Term Bond Fund
AIM S&P 500 Index Fund/1/                AIM Total Return Bond Fund
AIM Select Equity Fund                   Premier Portfolio
AIM Small Cap Equity Fund/3/             Premier U.S. Government Money
AIM Small Cap Growth Fund/4/              Portfolio/1/
AIM Small Company Growth Fund/1/
AIM Total Return Fund*/1/                TAX-FREE
AIM Trimark Endeavor Fund
AIM Trimark Small Companies Fund         AIM High Income Municipal Fund
AIM Weingarten Fund                      AIM Municipal Bond Fund
                                         AIM Tax-Exempt Cash Fund
* Domestic equity and income fund        AIM Tax-Free Intermediate Fund
                                         Premier Tax-Exempt Portfolio

         International/Global Equity
                                                     AIM Allocation Solutions
AIM Asia Pacific Growth Fund
AIM Developing Markets Fund              AIM Conservative Allocation Fund
AIM European Growth Fund                 AIM Growth Allocation Fund/10/
AIM European Small Company Fund/5/       AIM Moderate Allocation Fund
AIM Global Aggressive Growth Fund        AIM Moderate Growth Allocation Fund/9/
AIM Global Equity Fund/6/                AIM Moderately Conservative
AIM Global Growth Fund                   Allocation Fund/9/
AIM Global Value Fund
AIM International Core Equity Fund/1/
AIM International Growth Fund
AIM International Small Company Fund/7/
AIM Trimark Fund


/1/The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. /2/As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /3/Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. /4/As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /5/As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /6/Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. /7/Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /8/As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /9/Available effective April 29, 2005. /10/Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

     If used after June 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $138 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $382 billion in assets under management. Data as of December 31, 2004.

--------------------------------------------------------------------------------
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
--------------------------------------------------------------------------------


AIMInvestments.com              I-AHS-SAR-1             A I M Distributors, Inc.


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -


Mutual    Retirement   Annuities   College   Separately    Offshore   Cash
Funds     Products                 Savings   Managed       Products   Management
                                   Plans     Accounts


                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

                                                           AIM MULTI-SECTOR FUND
                           Semiannual Report to Shareholders . February 28, 2005


                                  [COVER IMAGE]

                                              FORMERLY INVESCO MULTI-SECTOR FUND


                          [YOUR GOALS. OUR SOLUTIONS.]
                            - REGISTERED TRADEMARK -

                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

AIM MULTI-SECTOR FUND SEEKS CAPITAL GROWTH.

.. Unless otherwise stated, information presented in this report is as of February 28, 2005, and is based on total net assets.

.. Effective October 15, 2004, INVESCO
Multi-Sector Fund was renamed AIM Multi-Sector Fund.

ABOUT SHARE CLASSES
.. Effective September 30, 2003, Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

PRINCIPAL RISKS OF INVESTING IN THE FUND
.. Investing in small and mid-size companies involves risks not associated with investing in more established companies, including business risk, significant stock price fluctuations and illiquidity.

.. The Fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

.. Investing in a mutual fund with a higher concentration of sectors involves greater risks and potential rewards than investing in a more diversified fund.

ABOUT INDEXES USED IN THIS REPORT
.. The unmanaged Lipper Multi-Cap Core Fund Index represents an average of the performance of the 30 largest multi-capitalization core funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

.. The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

.. A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

.. The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

OTHER INFORMATION
.. The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

.. Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's Web site, sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074. The Fund's most recent portfolio holdings, as filed on Form N-Q, are also available at AIMinvestments.com.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC's Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2004 is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC's Web site, sec.gov.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM MULTI-SECTOR FUND

                  DEAR FELLOW SHAREHOLDER OF THE AIM FAMILY OF FUNDS --REGISTERED TRADEMARK-- :

                  There was plenty of good news for investors as the six-month period covered by this report came to a close:

[GRAHAM PHOTO]    . Growth of U.S. gross domestic product for the fourth quarter of 2004 was a solid 3.8%, annualized; for 2004 as a whole, the economy grew 4.4%.

                  . The Institute for Supply Management's manufacturing and nonmanufacturing indexes--based on surveys of purchasing managers in industries that together cover more than 70% of the U.S. economy--both indicated continued healthy growth during February and remained in very strong territory. In fact, it was the 40th month in a row that the economy as a whole expanded.
ROBERT H. GRAHAM
                  . As of January 2005, nondefense capital spending remained on an upward trajectory, reflecting business confidence in the future.

                  . Job growth during February was more robust than in the
                  recent past, though the unemployment rate rose slightly. The latter detail was, in fact, good news for the bond market, as it meant there was still enough slack in the job market to
[WILLIAMSON       keep wage inflation from becoming an issue.
   PHOTO]
                  However, none of this can assure us that 2005 will be another year of solid economic growth or positive market returns. The recent huge run-up in oil prices is one reason for caution, and the government reported a larger-than-expected increase in consumer prices for February 2005. Just after the close of the
MARK H.WILLIAMSON reporting period, the Federal Reserve (the Fed) raised short-term interest rates for the seventh time since mid-year
                  2004. In its statement accompanying the rate hike announcement, the Fed noted that inflationary pressures have picked up recently and that businesses' ability to raise prices appeared stronger than in the recent past. There is virtually universal expectation that the Fed will continue to increase short-term interest rates during 2005, which could ultimately dampen the economy's performance. As long-term observers of the economy and the markets, we can only say that such a good news/bad news combination is far from unusual.

                  Over the short term, the only certain thing about the financial markets is their unpredictability. It is over the long term that they have been so rewarding to investors, and we remain confident in their long-term outlook. Given our inability to forecast markets accurately over the short term, as always, we urge our shareholders to maintain a long-term investment perspective, to make sure their portfolio of investments is suitably diversified, and to contact their financial advisors any time they have questions or concerns about their investments or the markets.

                  YOUR FUND

                  The pages that follow provide a discussion of your Fund's approach to investing, an explanation of its performance over the six-month reporting period, and a summary of its portfolio of holdings as that period closed.

                  Further information about your Fund and the other funds in The AIM Family of Funds, as well as general information about the markets and investing, is always available on our widely praised Web site, AIMinvestments.com. We invite you to visit frequently.

                  As always, we at AIM are dedicated to building solutions that will help you meet your investment goals. We thank you for your continued participation in AIM Investments --REGISTERED TRADEMARK-- . If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                  Sincerely,

                  /S/ ROBERT H. GRAHAM                 /S/ MARK H. WILLIAMSON

                  Robert H. Graham                     Mark H. Williamson
                  Trustee, President                   Trustee & Executive
                  & Vice Chair, AIM Funds              Vice President, AIM Funds

                  April 15, 2005

                  AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM MULTI-SECTOR FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

We are pleased to report that for the six-months ended February 28, 2005, AIM Multi-Sector Fund significantly outperformed its benchmark indexes.

--------------------------------------------------------------------------------
FUND VS. INDEXES

TOTAL RETURNS, 8/31/04-2/28/05, EXCLUDING APPLICABLE SALES CHARGES. IF SALES CHARGES WERE INCLUDED, RETURNS WOULD BE LOWER.

Class A Shares                                 17.94%

Class B Shares                                 17.58

Class C Shares                                 17.52

S&P 500 Index (Broad Market and
Style-specific Index)                           9.99

Lipper Multi-Cap Core Fund Index
(Peer Group Index)                             12.38

SOURCE: LIPPER, INC.
--------------------------------------------------------------------------------

The Fund outperformed the S&P 500 Index, which consists of 10 market sectors. (Throughout this report, the performance of stocks in leisure-related industries is represented by that of the consumer discretionary sector.) Three of the five sectors in which the Fund invests outperformed the broad market, as measured by the S&P 500 Index. We attribute the Fund's outperformance relative to its indexes to the fact that the Fund had a greater exposure to the energy sector than did either of its indexes.

HOW WE INVEST

The Fund invests the bulk of its assets in promising energy, financials, health care, information technology and leisure-related stocks. (Up to 20% of Fund assets may be invested in other market sectors.) We believe that demographic trends and secular growth cycles may make these appealing to investors who want to maximize growth potential and who desire a degree of diversification unavailable from investing in just one or two sectors. By investing in five sectors, which are not highly correlated with one another, we hope to provide shareholders with higher-than-market returns with lower-than-market volatility.

We divide the Fund's assets approximately equally among the five sectors on which we focus. Each manager:

.. Conducts research in his sector of expertise, seeking out and selecting market-leading companies with the potential to accelerate their earnings.

.. Assesses each stock's valuation relative to its competitors, its peers, and its anticipated growth.

.. Examines each company's return on capital, cash flows, business strategy and competitive position within its industry.

Each of the five Fund managers builds his portfolio independently, selecting approximately 20 to 25 stocks. Annually, at fiscal year-end, the Fund is rebalanced to return each investment area to an approximate 20% weighting. In an effort to reduce capital gains, this rebalancing process can involve moving cash from one sector to another, selling depreciated stocks to offset gains on appreciated stocks, and redirecting cash flows from one sector to another in order to avoid realizing capital gains. This process ensures exposure to all five of the sectors in which the Fund invests, and may prove beneficial to shareholders, since market sectors regularly go in and out of favor.

--------------------------------------------------------------------------------
                                The Fund invests
                             the bulk of its assets
                              in promising energy,
                            financials, health care,
                             information technology
                           and leisure-related stocks.
--------------------------------------------------------------------------------

Individual Fund managers review a stock for potential sale based on specific criteria. Generally, however, a stock will be sold if a manager detects a fundamental deterioration in the company, finds a more attractive

----------------------------------------------------------------------------------------------------------------------
PORTFOLIO COMPOSITION                       S&P 500 INDEX SECTOR PERFORMANCE     TOTAL NET ASSETS      $111.7 million
BY SECTOR                                   CUMULATIVE TOTAL RETURNS,
         [PIE CHART]                        8/31/04-2/28/05, BY SECTORS OF       TOTAL NUMBER OF HOLDINGS*        109
                                            THE S&P 500 INDEX IN WHICH
                                            THE FUND INVESTS.
Energy                              21.3%   Consumer Discretionary    11.51%
Information Technology              19.1%   Energy                    38.50
3 Other Sectors                      2.9%   Financials                 4.12
Money Market Funds Plus                     Health Care                3.23
Other Assets Less Liabilities        4.7%   Information Technology    10.82
Financials                          17.8%   Source: Lipper, Inc.
Consumer Discretionary ("Leisure")  16.6%
Health Care                         17.6%
----------------------------------------------------------------------------------------------------------------------

potential investment, determines that a company is unable to capitalize on a market opportunity or becomes concerned about a questionable change in management's strategic direction.

MARKET CONDITIONS AND YOUR FUND
The Fund's performance is affected to some degree by the performance of the sectors in which it invests. The table on page 2 shows the performance of these sectors of the S&P 500 Index.

Consumer discretionary stocks generally benefited from strong consumer spending and an improving economy. We were pleasantly surprised how little impact historically high gasoline prices had on consumer spending and travel-related industries, particularly hotels and casinos. All of the Fund's 21 leisure-related holdings contributed positively to Fund performance during the reporting period.

As a group, energy stocks benefited from higher oil and natural gas prices, the result of increased demand, tight capacity utilization and geopolitical uncertainty, among other factors. As the reporting period drew to a close, oil hovered near record highs, and many energy companies reported very strong earnings. All 18 of the Fund's energy holdings appreciated during the reporting period.

The U.S. Federal Reserve Board initiated a series of increases in short-term interest rates in June 2004, and that hurt some interest rate-sensitive financials stocks. However, investment banking companies were helped as the fixed income market remained robust and the initial public offering and merger and acquisition markets continued to recover from depressed levels.

Health care stocks, as a group, were weak for the reporting period. Many large pharmaceutical stocks declined in price as investors worried about impending patent expirations and weak product pipelines. Two large pharmaceutical companies we held were affected by health concerns associated with long-term use of their arthritis painkillers, causing their stock prices to decline.

Information technology stocks were mixed for the reporting period. Computer and peripheral equipment stocks generally performed well, as did many Internet software and services stocks. As a group, semiconductor stocks were relatively weak due to concerns about increased inventories and slowing earnings, although some of those inventory concerns lessened as the reporting period drew to a close.

While each of the Fund's sectors included stocks that contributed positively to Fund performance, particular standouts included Apple Computer, PacifiCare Health Systems and Murphy Oil. Apple has benefited from the tremendous success of its iPod --REGISTERED TRADEMARK-- digital music player, which has become the industry standard. PacifiCare, a managed health care provider, has benefited from rising premiums and disciplined cost containment. Murphy Oil's oil and gas production has grown significantly every year in the last decade, and its stock has appreciated as a result. Each of these three companies is a leader in its industry, with solid management that we believe can continue to grow market share and earnings.

--------------------------------------------------------------------------------
                               ... we believe our
                              strategy of investing
                                in market-leading
                                 companies with
                                attractive growth
                                prospects in five
                               sectors offers the
                              potential for higher-
                               than-market returns
                             with lower-than-market
                                   volatility.
--------------------------------------------------------------------------------

But the Fund also held stocks that hindered its performance. For many years, Merck and Pfizer grew their market share and their earnings through the development of "blockbuster" drugs, and both were among

                               Continued on Page 4

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS*                         TOP 10 INDUSTRIES*
1.  Murphy Oil Corp.                 3.0%   1.  Pharmaceuticals                       8.9%
2.  Omnicom Group Inc.               2.1    2.  Integrated Oil & Gas                  6.5
3.  Harrah's Entertainment, Inc.     1.9    3.  Oil & Gas Equipment & Services        5.8
4.  Sanofi-Aventis-ADR (France)      1.6    4.  Semiconductors                        5.3
5.  Pfizer Inc.                      1.5    5.  Oil & Gas Exploration & Production    4.4
6.  Forest Laboratories, Inc.        1.5    6.  Casinos & Gaming                      3.8
7.  Amgen Inc.                       1.5    7.  Broadcasting & Cable TV               3.2
8.  International Game Technology    1.5    8.  Biotechnology                         3.0
9.  Valero Energy Corp.              1.5    9.  Health Care Equipment                 2.9
10. Wyeth                            1.5    10. Communications Equipment              2.7

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.
--------------------------------------------------------------------------------

AIM MULTI-SECTOR FUND

Continued from Page 3

the most financially strong corporations in the country. However, both companies were hurt, at least in the short term, when their chemically similar arthritis painkillers came under scrutiny after evidence suggested that long-time users could experience adverse health effects. Merck voluntarily withdrew its highly profitable Vioxx --REGISTERED TRADEMARK-- from the market, while prescriptions written for Pfizer's Celebrex reportedly declined significantly after that evidence came to light. We sold our Merck holdings before the close of the reporting period. We continued to hold Pfizer based on its low valuation and attractive dividend.

IN CLOSING

By relying on the expertise of five Fund managers who invest in five distinct areas of the market--areas that are not highly correlated with one another--we were able to provide shareholders with higher-than-market returns for the reporting period. Longer-term, we believe our strategy of investing in market-leading companies with attractive growth prospects in five sectors offers the potential for higher-than-market returns with lower-than-market volatility. As always, we thank you for your continued participation in AIM MultiSector Fund.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF A I M ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

See important Fund and index disclosures inside front cover.

                                [GREENBERG PHOTO]

MARK D. GREENBERG, Chartered Financial Analyst, senior portfolio manager, is co-manager of AIM Multi-Sector Fund (prior to 2004, INVESCO Multi-Sector Fund). Mr. Greenberg began his career in the investment industry in 1980, and media and entertainment stocks became his focus in 1983. He joined INVESCO in 1996. Mr. Greenberg attended City University in London, England, and received his B.S.B.A. in economics with a specialization in finance from Marquette University.

                                [KEITHLER PHOTO]

WILLIAM R. KEITHLER, Chartered Financial Analyst, senior portfolio manager, is co-manager of AIM Multi-Sector Fund (prior to 2004, INVESCO Multi-Sector Fund). He began his career in the investment industry in 1982 and joined INVESCO in 1986, where he managed several funds for the company until 1993. He rejoined INVESCO in 1998. Mr. Keithler has a B.A. from Webster College in St. Louis, and an M.A. in finance from the University of Wisconsin-Madison.

                                 [SEGNER PHOTO]

JOHN S. SEGNER, senior portfolio manager, is co-manager of AIM Multi- Sector Fund (prior to 2004, INVESCO Multi-Sector Fund). He has more than 20 years of experience in the energy and investment industries. Before joining INVESCO in 1997, he was managing director and principal with an investment management company that focused exclusively on publicly traded energy stocks. Prior to that, he held positions with several energy companies. Mr. Segner holds a B.S. in civil engineering from the University of Alabama and an M.B.A. with a concentration in finance from The University of Texas at Austin.

                                  [SIMON PHOTO]

MICHAEL J. SIMON, Chartered Financial Analyst, senior portfolio manager, is co-manager of AIM Multi-Sector Fund (prior to 2004, INVESCO Multi-Sector Fund). He started his investment industry career in 1989 and joined AIM in 2001. Mr. Simon received his B.B.A. in finance from Texas Christian University and his M.B.A. from the University of Chicago. He has served as Occasional Faculty in the Finance and Decision Sciences Department of Texas Christian University's M.
J. Neely School of Business.

                                 [YELLEN PHOTO]

MICHAEL YELLEN, senior portfolio manager, is co-manager of AIM MultiSector Fund (prior to 2004, INVESCO Multi-Sector Fund). He began his investment industry career in 1991and joined AIM in 1998. Mr. Yellen received his B.A. from Stanford University.

                              [RIGHT ARROW GRAPHIC]

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE RECORD, PLEASE TURN TO PAGE 6.

AIM MULTI-SECTOR FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2004 to February 28, 2005.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended February 28, 2005, appear in the table "Fund vs. Indexes" on page 2. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

============================================================================================
                                         ACTUAL                     HYPOTHETICAL
                                                          (5% ANNUAL RETURN BEFORE EXPENSES)
        BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES    ENDING ACCOUNT    EXPENSES
SHARE         VALUE             VALUE        PAID DURING       VALUE        PAID DURING
CLASS       (9/1/04)         (2/28/05)/1/     PERIOD/2/      (2/28/05)       PERIOD/2/
  A        $ 1,000.00       $ 1,179.40        $  8.81        $ 1,016.71       $  8.15
  B          1,000.00         1,175.80          12.30          1,013.49         11.38
  C          1,000.00         1,175.20          12.30          1,013.49         11.38
============================================================================================

/1/The actual ending account value is based on the actual total return of the Fund for the period, September 1, 2004, to February 28, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended February 28, 2005, appear in the table "Fund vs. Indexes" on page 2.

/2/Expenses are equal to the Fund's annualized expense ratio, 1.63%, 2.28% and 2.28% for Class A, B and C shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                                        [ARROW
                                        BUTTON   For More Information Visit
                                        IMAGE]   AIMINVESTMENTS.COM

AIM MULTI-SECTOR FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Below you will find a presentation of your Fund's long-term performance for periods ended February 28, 2005, the close of the six-month reporting period covered by this report.

Please read the important disclosure accompanying these tables, which explains how Fund performance is calculated and the sales charges, if any, that apply to the share class in which you are invested.

AVERAGE ANNUAL TOTAL RETURNS

As of 2/28/05, including applicable sales charges

CLASS A SHARES
Inception (9/3/02)   17.40%
  1 Year              6.31
CLASS B SHARES
Inception (9/3/02)   18.33%
  1 Year              6.78
CLASS C SHARES
Inception (9/3/02)   19.24%
  1 Year             10.73

In addition to returns as of the close of the reporting period, industry regulations require us to provide average annual total returns as of December 31, 2004, the most recent calendar quarter-end.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/04, including applicable sales charges

CLASS A SHARES
Inception (9/3/02)   17.38%
  1 Year              8.28
CLASS B SHARES
Inception (9/3/02)   18.39%
  1 Year              8.78
CLASS C SHARES
Inception (9/3/02)   19.39%
  1 Year             12.79

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.
Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase.
     The performance of the Fund's share classes will differ due to different sales charge structures and class expenses.

     Had the advisor not waived fees and/or reimbursed expenses, performance would have been lower.

SUPPLEMENT TO SEMIANNUAL REPORT DATED 2/28/05

AIM MULTI-SECTOR FUND

INSTITUTIONAL CLASS SHARES

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

=================================================
CUMULATIVE TOTAL RETURN*
For periods ended 2/28/05

Inception (5/3/04)                         15.08%
  6 Months                                 18.22

CUMULATIVE TOTAL RETURN*
For periods ended 12/31/04, most recent
 calendar quarter-end

Inception (5/3/04)                         11.99%
  6 Months                                  9.90

*Return has not been annualized.
=================================================

Institutional Class shares have no sales charge; therefore, performance is at NAV. Performance of Institutional Class shares will differ from performance of other share classes due to differing sales charges and class expenses.

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your fund prospectus for more information. For the most current month-end performance, please call 800-525-8085 or visit AIMinvestments.com.


                                   Over for information on your fund's expenses.


                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.


                                    [YOUR GOALS.
                                  OUR SOLUTIONS.]
                             - REGISTERED TRADEMARK -    [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

AIMinvestments.com     I-MSE-INS-2

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2004, to February 28, 2005.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR
COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total return after expenses for the six months ended February 28, 2005, appears in the table on the front of this supplement. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

==============================================================================================
                                                                      HYPOTHETICAL
                                         ACTUAL             (5% annual return before expenses)
                 Beginning
                  Account    Ending Account     Expenses    Ending Account    Expenses
                   Value          Value       Paid During       Value        Paid During
                (09/01/04)   (02/28/05)/1/     Period/2/      (02/28/05)      Period/2/
Institutional
 Class          $ 1,000.00     $ 1,182.20       $ 6.06       $ 1,019.24        $ 5.61

/1/The actual ending account value is based on the actual total return of the Fund for the period September 1, 2004, to February 28, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended February 28, 2005, appears in the table on the front of this supplement.

/2/Expenses are equal to the Fund's annualized expense ratio, 1.12% for Institutional Class shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

==============================================================================================


AIMinvestments.com     I-MSE-INS-2

FINANCIALS

SCHEDULE OF INVESTMENTS
February 28, 2005
(Unaudited)

                                                                     MARKET
                                                          SHARES     VALUE
 ------------------------------------------------------------------------------
 DOMESTIC COMMON STOCKS & OTHER
  EQUITY INTERESTS-77.36%

 ADVERTISING-2.11%
 Omnicom Group Inc.                                        25,880 $   2,356,892
 ------------------------------------------------------------------------------

 APPAREL, ACCESSORIES & LUXURY
  GOODS-0.63%
 Polo Ralph Lauren Corp.                                   17,780       700,532
 ------------------------------------------------------------------------------

 ASSET MANAGEMENT & CUSTODY
  BANKS-2.42%
 Bank of New York Co., Inc. (The)                          27,500       831,875
 ------------------------------------------------------------------------------
 Federated Investors, Inc. -- Class B                      24,700       729,638
 ------------------------------------------------------------------------------
 Franklin Resources, Inc.                                  10,100       708,919
 ------------------------------------------------------------------------------
 State Street Corp.                                        10,000       438,500
 ------------------------------------------------------------------------------
                                                                      2,708,932
 ------------------------------------------------------------------------------

 BIOTECHNOLOGY-2.95%
 Amgen Inc./(a)/                                           27,000     1,663,470
 ------------------------------------------------------------------------------
 Gilead Sciences, Inc./(a)/                                47,200     1,630,760
 ------------------------------------------------------------------------------
                                                                      3,294,230
 ------------------------------------------------------------------------------

 BREWERS-0.62%
 Anheuser-Busch Cos., Inc.                                 14,630       694,193
 ------------------------------------------------------------------------------

 BROADCASTING & CABLE TV-3.24%
 Cablevision Systems Corp.-New York Group -- Class A/(a)/  47,190     1,465,721
 ------------------------------------------------------------------------------
 Comcast Corp. -- Class A/(a)/                             17,460       568,323
 ------------------------------------------------------------------------------
 EchoStar Communications Corp. -- Class A/(a)/             14,290       425,127
 ------------------------------------------------------------------------------
 Liberty Media Corp. -- Class A/(a)/                      114,750     1,163,565
 ------------------------------------------------------------------------------
                                                                      3,622,736
 ------------------------------------------------------------------------------

 CASINOS & GAMING-3.80%
 Harrah's Entertainment, Inc.                              32,730     2,146,761
 ------------------------------------------------------------------------------
 International Game Technology                             53,800     1,638,748
 ------------------------------------------------------------------------------
 Wynn Resorts, Ltd./(a)/                                    6,400       458,048
 ------------------------------------------------------------------------------
                                                                      4,243,557
 ------------------------------------------------------------------------------

 COMMODITY CHEMICALS-1.12%
   Lyondell Chemical Co.                                   37,000     1,252,450
 ------------------------------------------------------------------------------

 COMMUNICATIONS EQUIPMENT-1.89%
 F5 Networks, Inc./(a)/                                    22,600     1,245,034
 ------------------------------------------------------------------------------
 QUALCOMM Inc.                                             23,900       863,029
 ------------------------------------------------------------------------------
                                                                      2,108,063
 ------------------------------------------------------------------------------

 COMPUTER HARDWARE-1.97%
 Apple Computer, Inc./(a)/                                 23,400     1,049,724
 ------------------------------------------------------------------------------
 Dell Inc./(a)/                                            28,800     1,154,592
 ------------------------------------------------------------------------------
                                                                      2,204,316
 ------------------------------------------------------------------------------

                                                               MARKET
                                                     SHARES    VALUE
      -------------------------------------------------------------------

      COMPUTER STORAGE & PERIPHERALS-2.16%
      Avid Technology, Inc./(a)/                     19,000 $   1,271,100
      -------------------------------------------------------------------
      EMC Corp./(a)/                                 90,500     1,145,730
      -------------------------------------------------------------------
                                                                2,416,830
      -------------------------------------------------------------------

      CONSUMER FINANCE-0.68%
      Capital One Financial Corp.                     9,900       759,132
      -------------------------------------------------------------------

      DIVERSIFIED BANKS-2.50%
      Bank of America Corp.                          17,282       806,205
      -------------------------------------------------------------------
      U.S. Bancorp                                   19,500       580,125
      -------------------------------------------------------------------
      Wachovia Corp.                                 16,800       890,568
      -------------------------------------------------------------------
      Wells Fargo & Co.                               8,800       522,544
      -------------------------------------------------------------------
                                                                2,799,442
      -------------------------------------------------------------------

      DIVERSIFIED COMMERCIAL SERVICES-0.48%
      Cendant Corp.                                  24,430       540,392
      -------------------------------------------------------------------

      HEALTH CARE EQUIPMENT-2.87%
      Guidant Corp.                                  11,900       873,341
      -------------------------------------------------------------------
      Medtronic, Inc.                                14,700       766,164
      -------------------------------------------------------------------
      St. Jude Medical, Inc./(a)/                    40,000     1,564,000
      -------------------------------------------------------------------
                                                                3,203,505
      -------------------------------------------------------------------

      HEALTH CARE FACILITIES-0.87%
      Community Health Systems Inc./(a)/             30,000       971,100
      -------------------------------------------------------------------

      HEALTH CARE SERVICES-0.34%
      Caremark Rx, Inc./(a)/                         10,000       382,800
      -------------------------------------------------------------------

      HOME ENTERTAINMENT SOFTWARE-0.78%
      Activision, Inc./(a)/                          40,000       874,400
      -------------------------------------------------------------------

      HOTELS, RESORTS & CRUISE LINES-1.86%
      Hilton Hotels Corp.                            25,700       541,242
      -------------------------------------------------------------------
      Marriott International, Inc. -- Class A         9,000       576,900
      -------------------------------------------------------------------
      Starwood Hotels & Resorts Worldwide, Inc./(b)/ 16,720       957,053
      -------------------------------------------------------------------
                                                                2,075,195
      -------------------------------------------------------------------

      INTEGRATED OIL & GAS-4.51%
      ConocoPhillips                                 10,000     1,108,900
      -------------------------------------------------------------------
      Exxon Mobil Corp.                              10,000       633,100
      -------------------------------------------------------------------
      Murphy Oil Corp.                               33,000     3,301,320
      -------------------------------------------------------------------
                                                                5,043,320
      -------------------------------------------------------------------

      INTERNET SOFTWARE & SERVICES-2.37%
      Google Inc. -- Class A/(a)/                     5,400     1,015,146
      -------------------------------------------------------------------
      VeriSign, Inc./(a)/                            30,100       825,342
      -------------------------------------------------------------------
      Yahoo! Inc./(a)/                               25,100       809,977
      -------------------------------------------------------------------
                                                                2,650,465
      -------------------------------------------------------------------

                                                                  MARKET
                                                        SHARES    VALUE
   -------------------------------------------------------------------------

   INVESTMENT BANKING & BROKERAGE-1.88%
   Merrill Lynch & Co., Inc.                            19,500 $   1,142,310
   -------------------------------------------------------------------------
   Morgan Stanley                                       16,900       954,343
   -------------------------------------------------------------------------
                                                                   2,096,653
   -------------------------------------------------------------------------

   IT CONSULTING & OTHER SERVICES-1.03%
   Cognizant Technology Solutions Corp. -- Class A/(a)/ 24,400     1,152,412
   -------------------------------------------------------------------------

   LIFE & HEALTH INSURANCE-0.60%
   Prudential Financial, Inc.                           11,700       666,900
   -------------------------------------------------------------------------

   MANAGED HEALTH CARE-1.69%
   Aetna Inc.                                            3,900       569,478
   -------------------------------------------------------------------------
   PacifiCare Health Systems, Inc./(a)/                 20,800     1,320,384
   -------------------------------------------------------------------------
                                                                   1,889,862
   -------------------------------------------------------------------------

   MOVIES & ENTERTAINMENT-1.99%
   News Corp. -- Class A                                60,680     1,009,715
   -------------------------------------------------------------------------
   Time Warner Inc./(a)/                                45,847       789,944
   -------------------------------------------------------------------------
   Viacom Inc. -- Class A                               11,920       420,657
   -------------------------------------------------------------------------
                                                                   2,220,316
   -------------------------------------------------------------------------

   MULTI-LINE INSURANCE-0.96%
   American International Group, Inc.                    5,200       347,360
   -------------------------------------------------------------------------
   Hartford Financial Services Group, Inc. (The)        10,100       726,695
   -------------------------------------------------------------------------
                                                                   1,074,055
   -------------------------------------------------------------------------

   OFFICE ELECTRONICS-0.00%
   Zebra Technologies Corp. -- Class A/(a)/                 50         2,494
   -------------------------------------------------------------------------

   OIL & GAS EQUIPMENT & SERVICES-3.51%
   FMC Technologies, Inc./(a)/                          35,000     1,208,900
   -------------------------------------------------------------------------
   Grant Prideco, Inc./(a)/                             56,000     1,352,960
   -------------------------------------------------------------------------
   National-Oilwell, Inc./(a)/                          30,000     1,360,200
   -------------------------------------------------------------------------
                                                                   3,922,060
   -------------------------------------------------------------------------

   OIL & GAS EXPLORATION &
    PRODUCTION-3.13%
   Apache Corp.                                         19,000     1,194,720
   -------------------------------------------------------------------------
   Cheniere Energy, Inc./(a)/                           17,000     1,264,800
   -------------------------------------------------------------------------
   Newfield Exploration Co./(a)/                        14,000     1,039,500
   -------------------------------------------------------------------------
                                                                   3,499,020
   -------------------------------------------------------------------------

   OIL & GAS REFINING, MARKETING &
    TRANSPORTATION-2.31%
   Valero Energy Corp.                                  23,000     1,638,520
   -------------------------------------------------------------------------
   Williams Cos., Inc. (The)                            50,000       941,500
   -------------------------------------------------------------------------
                                                                   2,580,020
   -------------------------------------------------------------------------

   OTHER DIVERSIFIED FINANCIAL
    SERVICES-2.01%
   Citigroup Inc.                                       27,200     1,297,984
   -------------------------------------------------------------------------
   JPMorgan Chase & Co.                                 25,976       949,423
   -------------------------------------------------------------------------
                                                                   2,247,407
   -------------------------------------------------------------------------

                                                                     MARKET
                                                           SHARES    VALUE
-------------------------------------------------------------------------------

PHARMACEUTICALS-5.37%
Bristol-Myers Squibb Co.                                   21,100 $     528,133
-------------------------------------------------------------------------------
Forest Laboratories, Inc./(a)/                             40,000     1,708,000
-------------------------------------------------------------------------------
Johnson & Johnson                                           6,500       426,400
-------------------------------------------------------------------------------
Pfizer Inc.                                                65,000     1,708,850
-------------------------------------------------------------------------------
Wyeth                                                      40,000     1,632,800
-------------------------------------------------------------------------------
                                                                      6,004,183
-------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE-0.67%
St. Paul Travelers Cos., Inc. (The)                        19,600       751,072
-------------------------------------------------------------------------------

PUBLISHING-1.35%
Gannett Co., Inc.                                           5,660       445,725
-------------------------------------------------------------------------------
Knight-Ridder, Inc.                                         8,750       573,125
-------------------------------------------------------------------------------
Tribune Co.                                                12,000       488,760
-------------------------------------------------------------------------------
                                                                      1,507,610
-------------------------------------------------------------------------------

REGIONAL BANKS-2.45%
Cullen/Frost Bankers, Inc.                                 13,000       604,240
-------------------------------------------------------------------------------
Fifth Third Bancorp                                        17,000       761,090
-------------------------------------------------------------------------------
North Fork Bancorp., Inc.                                  30,000       864,300
-------------------------------------------------------------------------------
Zions Bancorp.                                              7,700       508,970
-------------------------------------------------------------------------------
                                                                      2,738,600
-------------------------------------------------------------------------------

RESTAURANTS-0.50%
CBRL Group, Inc.                                           13,000       556,530
-------------------------------------------------------------------------------

SEMICONDUCTORS-4.03%
Broadcom Corp. -- Class A/(a)/                             31,900     1,028,775
-------------------------------------------------------------------------------
Intel Corp.                                                54,800     1,314,104
-------------------------------------------------------------------------------
National Semiconductor Corp.                               47,700       951,615
-------------------------------------------------------------------------------
Texas Instruments Inc.                                     45,600     1,207,032
-------------------------------------------------------------------------------
                                                                      4,501,526
-------------------------------------------------------------------------------

SYSTEMS SOFTWARE-1.74%
Microsoft Corp.                                            34,400       866,192
-------------------------------------------------------------------------------
Oracle Corp./(a)/                                          83,100     1,072,821
-------------------------------------------------------------------------------
                                                                      1,939,013
-------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE-1.97%
Fannie Mae                                                 15,000       876,900
-------------------------------------------------------------------------------
Freddie Mac                                                10,500       651,000
-------------------------------------------------------------------------------
PMI Group, Inc. (The)                                      16,600       668,150
-------------------------------------------------------------------------------
                                                                      2,196,050
-------------------------------------------------------------------------------
  Total Domestic Common Stocks & Other Equity
   Interests (Cost $73,050,351)                                      86,448,265
-------------------------------------------------------------------------------
FOREIGN STOCKS & OTHER
 EQUITY INTERESTS-17.97%

BELGIUM-0.96%
Groupe Bruxelles Lambert S.A. (Multi-Sector Holdings)/(c)/ 11,590     1,070,020
-------------------------------------------------------------------------------

                                                                    MARKET
                                                          SHARES    VALUE
  ----------------------------------------------------------------------------

  BERMUDA-3.53%
  Marvell Technology Group Ltd. (Semiconductors)/(a)/     37,500 $   1,372,125
  ----------------------------------------------------------------------------
  Nabors Industries, Ltd. (Oil & Gas Drilling)/(a)/       22,000     1,262,800
  ----------------------------------------------------------------------------
  Weatherford International Ltd. (Oil & Gas Equipment &
   Services)/(a)/                                         22,000     1,311,420
  ----------------------------------------------------------------------------
                                                                     3,946,345
  ----------------------------------------------------------------------------

  CANADA-1.23%
  Talisman Energy Inc. (Oil & Gas Exploration &
   Production)                                            40,000     1,377,600
  ----------------------------------------------------------------------------

  CAYMAN ISLANDS-1.86%
  ACE Ltd. (Property & Casualty Insurance)                17,100       760,266
  ----------------------------------------------------------------------------
  Noble Corp. (Oil & Gas Drilling)                        23,000     1,312,610
  ----------------------------------------------------------------------------
                                                                     2,072,876
  ----------------------------------------------------------------------------

  FINLAND-0.81%
  Nokia Oyj-ADR (Communications Equipment)                56,300       908,682
  ----------------------------------------------------------------------------

  FRANCE-2.42%
  Sanofi-Aventis-ADR (Pharmaceuticals)                    44,000     1,756,040
  ----------------------------------------------------------------------------
  Total S.A.-ADR (Integrated Oil & Gas)                    8,000       953,600
  ----------------------------------------------------------------------------
                                                                     2,709,640
  ----------------------------------------------------------------------------

  JAPAN-1.62%
  Eisai Co., Ltd. (Pharmaceuticals)/(c)/                  25,000       844,528
  ----------------------------------------------------------------------------
  Fujisawa Pharmaceutical Co. Ltd. (Pharmaceuticals)/(c)/ 30,000       751,221
  ----------------------------------------------------------------------------
  Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)/(c)/    4,400       211,064
  ----------------------------------------------------------------------------
                                                                     1,806,813
  ----------------------------------------------------------------------------

                                                                   MARKET
                                                       SHARES      VALUE
   --------------------------------------------------------------------------

   NETHERLANDS-1.15%
   Schlumberger Ltd. (Oil & Gas Equipment & Services)    17,000 $   1,282,650
   --------------------------------------------------------------------------

   PANAMA-0.67%
   Carnival Corp. (Hotels, Resorts & Cruise Lines)       13,700       745,006
   --------------------------------------------------------------------------

   SWITZERLAND-0.35%
   Novartis A.G.-ADR (Pharmaceuticals)                    7,900       394,763
   --------------------------------------------------------------------------

   UNITED KINGDOM-3.37%
   Allied Domecq PLC (Distillers & Vintners)/(c)/        71,899       717,694
   --------------------------------------------------------------------------
   Amdocs Ltd. (Application Software)/(a)/               43,600     1,279,660
   --------------------------------------------------------------------------
   BP PLC-ADR (Integrated Oil & Gas)                     19,000     1,233,480
   --------------------------------------------------------------------------
   WPP Group PLC (Advertising)/(c)/                      46,483       533,987
   --------------------------------------------------------------------------
                                                                    3,764,821
   --------------------------------------------------------------------------
     Total Foreign Stocks & Other Equity Interests
      (Cost $15,749,906)                                           20,079,216
   --------------------------------------------------------------------------
   MONEY MARKET FUNDS-4.05%
   Premier Portfolio-Institutional Class
    (Cost $4,530,573)/(d)/                            4,530,573     4,530,573
   --------------------------------------------------------------------------
   TOTAL INVESTMENTS-99.38% (Cost $93,330,830)                    111,058,054
   --------------------------------------------------------------------------
   OTHER ASSETS LESS LIABILITIES-0.62%                                688,257
   --------------------------------------------------------------------------
   NET ASSETS-100.00%                                           $ 111,746,311
   --------------------------------------------------------------------------

Investment Abbreviations:
ADR - AmericanDepositary Receipt
Notes to Schedule of Investments:
(a)Non-income producing security.
(b)Each unit represents one common share and one Class B share.
(c)In accordance with procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at February 28, 2005 was $4,128,514, which represented 3.72% of the Fund's Total Investments. See
   Note 1A.
(d)The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2005
(Unaudited)

ASSETS:
Investments, at market value (cost $88,800,257)                   $106,527,481
-------------------------------------------------------------------------------
Investments in affiliated money market funds (cost $4,530,573)       4,530,573
-------------------------------------------------------------------------------
    Total investments (cost $93,330,830)                           111,058,054
-------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                   1,285,364
-------------------------------------------------------------------------------
  Fund shares sold                                                     790,648
-------------------------------------------------------------------------------
  Dividends                                                            111,932
-------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans        6,497
-------------------------------------------------------------------------------
Other assets                                                            55,733
-------------------------------------------------------------------------------
    Total assets                                                   113,308,228
-------------------------------------------------------------------------------

LIABILITIES:
Payables for:
  Investments purchased                                              1,379,613
-------------------------------------------------------------------------------
  Fund shares reacquired                                                88,852
-------------------------------------------------------------------------------
  Trustee deferred compensation and retirement plans                     7,357
-------------------------------------------------------------------------------
Accrued distribution fees                                               38,065
-------------------------------------------------------------------------------
Accrued trustees' fees                                                   2,135
-------------------------------------------------------------------------------
Accrued transfer agent fees                                              9,814
-------------------------------------------------------------------------------
Accrued operating expenses                                              36,081
-------------------------------------------------------------------------------
    Total liabilities                                                1,561,917
-------------------------------------------------------------------------------
Net assets applicable to shares outstanding                       $111,746,311
-------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Shares of beneficial interest                                     $ 92,220,436
-------------------------------------------------------------------------------
Undistributed net investment income (loss)                            (397,230)
-------------------------------------------------------------------------------
Undistributed net realized gain from investment
 securities and foreign currencies                                   2,194,786
-------------------------------------------------------------------------------
Unrealized appreciation of investment securities and foreign
 currencies                                                         17,728,319
-------------------------------------------------------------------------------
                                                                  $111,746,311
-------------------------------------------------------------------------------


          NET ASSETS:
          Class A                                         $50,036,393
          -----------------------------------------------------------
          Class B                                         $14,922,635
          -----------------------------------------------------------
          Class C                                         $21,002,787
          -----------------------------------------------------------
          Institutional Class                             $25,784,496
          -----------------------------------------------------------

          SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE,
           UNLIMITED NUMBER OF SHARES AUTHORIZED:
          Class A                                           2,247,655
          -----------------------------------------------------------
          Class B                                             682,579
          -----------------------------------------------------------
          Class C                                             961,056
          -----------------------------------------------------------
          Institutional Class                               1,152,960
          -----------------------------------------------------------
          Class A :
            Net asset value per share                     $     22.26
          -----------------------------------------------------------
            Offering price per share:
              (Net asset value of $22.26 / 94.50%)        $     23.56
          -----------------------------------------------------------
          Class B :
            Net asset value and offering price per share  $     21.86
          -----------------------------------------------------------
          Class C :
            Net asset value and offering price per share  $     21.85
          -----------------------------------------------------------
          Institutional Class:
            Net asset value and offering price per share  $     22.36
          -----------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
For the six months ended February 28, 2005
(Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $2,796)                                   $   556,276
---------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds                                                40,464
---------------------------------------------------------------------------------------------------
    Total investment income                                                                596,740
---------------------------------------------------------------------------------------------------

EXPENSES:
Advisory fees                                                                              335,154
---------------------------------------------------------------------------------------------------
Administrative services fees                                                                24,795
---------------------------------------------------------------------------------------------------
Custodian fees                                                                              14,387
---------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                   75,576
---------------------------------------------------------------------------------------------------
  Class B                                                                                   63,958
---------------------------------------------------------------------------------------------------
  Class C                                                                                   92,442
---------------------------------------------------------------------------------------------------
Transfer agent fees -- Class A, B and C                                                     67,934
---------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional Class                                                   2,052
---------------------------------------------------------------------------------------------------
Trustees' fees and retirement benefits                                                       8,393
---------------------------------------------------------------------------------------------------
Registration and filing fees                                                                52,746
---------------------------------------------------------------------------------------------------
Other                                                                                       74,275
---------------------------------------------------------------------------------------------------
    Total expenses                                                                         811,712
---------------------------------------------------------------------------------------------------
Less:Fees waived, expenses reimbursed and expense offset arrangements                      (22,585)
---------------------------------------------------------------------------------------------------
    Net expenses                                                                           789,127
---------------------------------------------------------------------------------------------------
Net investment income (loss)                                                              (192,387)
---------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT SECURITIES AND FOREIGN CURRENCIES:
Net realized gain (loss) from:
  Investment securities                                                                  2,457,668
---------------------------------------------------------------------------------------------------
  Foreign currencies                                                                        (4,967)
---------------------------------------------------------------------------------------------------
                                                                                         2,452,701
---------------------------------------------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                                                                 12,316,478
---------------------------------------------------------------------------------------------------
  Foreign currencies                                                                           994
---------------------------------------------------------------------------------------------------
                                                                                        12,317,472
---------------------------------------------------------------------------------------------------
Net gain from investment securities and foreign currencies                              14,770,173
---------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $14,577,786
---------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended February 28, 2005 and the year ended August 31, 2004 (Unaudited)

                                                                            FEBRUARY 28,   AUGUST 31,
                                                                                2005          2004
------------------------------------------------------------------------------------------------------

OPERATIONS:
 Net investment income (loss)                                               $   (192,387) $  (586,298)
------------------------------------------------------------------------------------------------------
 Net realized gain from investment securities, foreign currencies and
   option contracts                                                            2,452,701    3,915,128
------------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation of investment securities and
   foreign currencies                                                         12,317,472      646,340
------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                       14,577,786    3,975,170
------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
 Class A                                                                      (1,155,621)  (1,045,510)
------------------------------------------------------------------------------------------------------
 Class B                                                                        (349,883)    (321,179)
------------------------------------------------------------------------------------------------------
 Class C                                                                        (503,861)    (455,856)
------------------------------------------------------------------------------------------------------
 Institutional Class                                                            (427,762)          --
------------------------------------------------------------------------------------------------------
   Decrease in net assets resulting from distributions                        (2,437,127)  (1,822,545)
------------------------------------------------------------------------------------------------------
Share transactions-net:
 Class A                                                                       5,491,118   11,261,487
------------------------------------------------------------------------------------------------------
 Class B                                                                       1,973,858    2,595,655
------------------------------------------------------------------------------------------------------
 Class C                                                                       2,108,670    5,659,710
------------------------------------------------------------------------------------------------------
 Institutional Class                                                          16,774,819    7,072,262
------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from share transactions               26,348,465   26,589,114
------------------------------------------------------------------------------------------------------
   Net increase in net assets                                                 38,489,124   28,741,739
------------------------------------------------------------------------------------------------------

NET ASSETS:
 Beginning of period                                                          73,257,187   44,515,448
------------------------------------------------------------------------------------------------------
 End of period (including undistributed net investment income (loss) of
   $(397,230) and $(204,843), respectively)                                 $111,746,311  $73,257,187
------------------------------------------------------------------------------------------------------

See accompanying notes which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
February 28, 2005
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Multi-Sector Fund, formerly INVESCO Multi-Sector Fund, (the "Fund") is a series portfolio of AIM Counselor Series Trust (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.
  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.
     A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.
     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.
     The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund paid an advisory fee at the annual rate of 0.75% of the Fund's average daily net assets. Effective January 1, 2005 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

                           AVERAGE NET ASSETS  RATE
                           -------------------------
                           First $250 million 0.695%
                           -------------------------
                           Next $250 million   0.67%
                           -------------------------
                           Next $500 million  0.645%
                           -------------------------
                           Next $1.5 billion   0.62%
                           -------------------------
                           Next $2.5 billion  0.595%
                           -------------------------
                           Next $2.5 billion   0.57%
                           -------------------------
                           Next $2.5 billion  0.545%
                           -------------------------
                           Over $10 billion    0.52%
                           -------------------------

  Prior to September 30, 2004, AIM had entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM. Effective September 30, 2004, the sub-advisory agreement between AIM and INVESCO was terminated. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and and Institutional Class shares to 2.00%, 2.65%, 2.65% and 1.65% of average daily net assets, respectively, through August 31, 2005. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and
(vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.
  For the six months ended February 28, 2005, AIM waived fees of $11,121.
  For the six months ended February 28, 2005, at the request of the Trustees of the Trust, AMVESCAP agreed to reimburse $10,306 of expenses incurred by the Fund in connection with market timing matters in the AIM Funds, including legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended February 28, 2005, AIM was paid $24,795.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the Institutional Class, the transfer agent has contractually agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agent fees to 0.10% of the average net assets. AISI did not reimburse fees during the period under this expense limitation. For the six months ended February 28, 2005, the Fund paid AISI $67,934 for Class A, Class B and Class C share classes and $2,052 for Institutional Class shares.
  The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B and Class C Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended February 28, 2005, the Class A, Class B and Class C shares paid $75,576, $63,958 and $92,442, respectively.
  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the six months ended February 28, 2005, AIM Distributors advised the Fund that it retained $11,860 in front-end sales commissions from the sale of Class A shares and $221, $7,441 and $2,174 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the six months ended February 28, 2005.

                                                                                   UNREALIZED
                                          MARKET VALUE  PURCHASED  PROCEEDS FROM  APPRECIATION  MARKET VALUE DIVIDEND  REALIZED
FUND                                        08/31/04     AT COST       SALES     (DEPRECIATION)   02/28/05    INCOME  GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio -- Institutional Class*  $2,605,685  $34,233,322 $(32,308,434)      $--        $4,530,573  $40,464      $--
---------------------------------------------------------------------------------------------------------------------------------

* On February 25, 2005 the Premier Portfolio investments were transferred from the original share class with no name designation to to the newly structured share class designated as Institutional Class.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the six months ended February 28, 2005, the Fund engaged in purchases and sales of securities of $1,277,480 and $0, respectively.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended February 28, 2005, the Fund received credits from these arrangements which resulted in the reduction of the Fund's total expenses of $1,158.

NOTE 6--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each Trustee of the Trust who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested.
  Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.
  Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the six months ended February 28, 2005, the Fund paid legal fees of $2,245 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.
  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.
  During the six months ended February 28, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.
  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has no capital loss carryforward as of August 31, 2004.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended February 28, 2005 was $59,502,189 and $38,318,255, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

                   UNREALIZED APPRECIATION (DEPRECIATION) OF
                     INVESTMENT SECURITIES ON A TAX BASIS
   -------------------------------------------------------------------------
   Aggregate unrealized appreciation of investment securities   $18,463,972
   -------------------------------------------------------------------------
   Aggregate unrealized (depreciation) of investment securities  (1,065,507)
   -------------------------------------------------------------------------
   Net unrealized appreciation of investment securities         $17,398,465
   -------------------------------------------------------------------------

Cost of investments for tax purposes is $93,659,589.

NOTE 10--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                   CHANGES IN SHARES OUTSTANDING/(A)/
---------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED           YEAR ENDED
                                                               FEBRUARY 28,             AUGUST 31,
                                                                   2005                    2004
                                                          ----------------------  ----------------------
                                                            SHARES      AMOUNT      SHARES      AMOUNT
---------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                   478,118  $10,150,126  1,026,767  $20,058,725
---------------------------------------------------------------------------------------------------------
  Class B                                                   138,331    2,887,980    257,241    4,941,890
---------------------------------------------------------------------------------------------------------
  Class C                                                   162,765    3,374,658    517,480    9,942,366
---------------------------------------------------------------------------------------------------------
  Institutional Class/(b)/                                  788,323   16,712,547    363,213    7,100,548
---------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                    52,553    1,122,530     53,243    1,000,967
---------------------------------------------------------------------------------------------------------
  Class B                                                    15,617      327,956     16,414      305,626
---------------------------------------------------------------------------------------------------------
  Class C                                                    22,739      477,283     23,717      441,361
---------------------------------------------------------------------------------------------------------
  Institutional Class/(b)/                                   19,961      427,762         --           --
---------------------------------------------------------------------------------------------------------
Automatic conversion of Class B shares to Class A shares:
  Class A                                                     3,132       67,073      3,949       78,770
---------------------------------------------------------------------------------------------------------
  Class B                                                    (3,186)     (67,073)    (3,996)     (78,770)
---------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                  (277,699)  (5,848,611)  (508,456)  (9,876,975)
---------------------------------------------------------------------------------------------------------
  Class B                                                   (56,541)  (1,175,005)  (136,418)  (2,573,091)
---------------------------------------------------------------------------------------------------------
  Class C                                                   (84,909)  (1,743,271)  (247,610)  (4,724,017)
---------------------------------------------------------------------------------------------------------
  Institutional Class/(b)/                                  (17,085)    (365,490)    (1,452)     (28,286)
---------------------------------------------------------------------------------------------------------
                                                          1,242,119  $26,348,465  1,364,092  $26,589,114
---------------------------------------------------------------------------------------------------------

/(a)/ There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 17% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. 22% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are advised by AIM. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
/(b)/ Institutional Class shares commenced sales on May 3, 2004.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                 CLASS A
                                                            ------------------------------------------
                                                                                             SEPTEMBER 3,
                                                                                                 2002
                                                               SIX MONTHS                  (DATE OPERATIONS
                                                                 ENDED          YEAR ENDED  COMMENCED) TO
                                                              FEBRUARY 28,      AUGUST 31,    AUGUST 31,
                                                                  2005             2004          2003
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 19.37            $ 18.32       $ 15.00
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.02)/(a)/        (0.12)        (0.13)
-------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         3.47               1.84          3.45
-------------------------------------------------------------------------------------------------------------
    Total from investment operations                             3.45               1.72          3.32
-------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                      (0.56)             (0.67)           --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 22.26            $ 19.37       $ 18.32
-------------------------------------------------------------------------------------------------------------
Total return/(b)/                                               17.94%              9.47%        22.13%
-------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $50,036            $38,578       $25,935
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.62%/(c)/         1.85%         1.97%/(d)/
-------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.67%/(c)/         1.88%         1.97%/(d)/
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets     (0.29)%/(a)(c)/    (0.73)%       (0.85)%/(d)/
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                       44%               161%          115%
-------------------------------------------------------------------------------------------------------------

/(a)/Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $(0.04) and (0.44)%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $43,544,405. /(d)/Annualized .
/(e)/Not annualized for periods less than one year.

                                                                                 CLASS B
                                                            ------------------------------------------
                                                                                             SEPTEMBER 3,
                                                                                                 2002
                                                               SIX MONTHS                  (DATE OPERATIONS
                                                                 ENDED          YEAR ENDED  COMMENCED) TO
                                                              FEBRUARY 28,      AUGUST 31,    AUGUST 31,
                                                                  2005             2004          2003
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 19.09            $ 18.19        $15.00
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.08)/(a)/        (0.24)        (0.07)
-------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         3.41               1.81          3.26
-------------------------------------------------------------------------------------------------------------
    Total from investment operations                             3.33               1.57          3.19
-------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                      (0.56)             (0.67)           --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 21.86            $ 19.09        $18.19
-------------------------------------------------------------------------------------------------------------
Total return/(b)/                                               17.58%              8.70%        21.27%
-------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $14,923            $11,233        $8,278
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.27%/(c)/         2.56%         2.76%/(d)/
-------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.32%/(c)/         2.59%         2.85%/(d)/
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets     (0.94)%/(a)(c)/    (1.44)%       (1.63)%/(d)/
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                       44%               161%          115%
-------------------------------------------------------------------------------------------------------------

/(a)/Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $(0.09) and (1.08)%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $12,897,608. /(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                                 CLASS C
                                                            ------------------------------------------
                                                                                             SEPTEMBER 3,
                                                                                                 2002
                                                               SIX MONTHS                  (DATE OPERATIONS
                                                                 ENDED          YEAR ENDED  COMMENCED) TO
                                                              FEBRUARY 28,      AUGUST 31,    AUGUST 31,
                                                                  2005             2004          2003
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 19.09            $ 18.17       $ 15.00
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.08)/(a)/        (0.22)        (0.04)
-------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)         3.40               1.81          3.21
-------------------------------------------------------------------------------------------------------------
    Total from investment operations                             3.32               1.59          3.17
-------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                      (0.56)             (0.67)           --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 21.85            $ 19.09       $ 18.17
-------------------------------------------------------------------------------------------------------------
Total return/(b)/                                               17.52%              8.82%        21.13%
-------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $21,003            $16,424       $10,302
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.27%/(c)/         2.52%         2.76%/(d)/
-------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.32%/(c)/         2.56%         2.84%/(d)/
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets     (0.94)%/(a)(c)/    (1.40)%       (1.64)%/(d)/
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                       44%               161%          115%
-------------------------------------------------------------------------------------------------------------

/(a)/Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $(0.09) and (1.08)%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $18,641,583. /(d)/Annualized.
/(e)/Not annualized for periods less than one year.

                                                                          INSTITUTIONAL CLASS
                                                                   ----------------------------
                                                                                       MAY 3, 2004
                                                                      SIX MONTHS       (DATE SALES
                                                                        ENDED         COMMENCED) TO
                                                                     FEBRUARY 28,      AUGUST 31,
                                                                         2005             2004
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 19.41             $19.94
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                          0.08/(a)/         (0.01)
-----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and unrealized)       3.43              (0.52)
-----------------------------------------------------------------------------------------------------
    Total from investment operations                                    3.51              (0.53)
-----------------------------------------------------------------------------------------------------
Less distributions from net realized gains                             (0.56)                --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 22.36             $19.41
-----------------------------------------------------------------------------------------------------
Total return/(b)/                                                      18.22%             (2.66)%
-----------------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $25,784             $7,023
-----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                        1.12%/(c)/         1.28%/(d)/
-----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     1.17%/(c)/         1.28%/(d)/
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average net assets             0.21%/(a)(c)/     (0.16)%
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate/(e)/                                              44%               161%
-----------------------------------------------------------------------------------------------------

/(a)/Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.07 and 0.07%, respectively.
/(b)/Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not not annualized for periods less than one year.
/(c)/Ratios are annualized and based on average daily net assets of $15,031,546. /(d)/Annualized.
/(e)/Not annualized for periods less than one year.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and A I M Advisors, Inc. ("AIM") (the Fund's investment advisor) reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General ("COAG"), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. These regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that they had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG and AIM breached various Federal and state securities, business and consumer protection laws. On the same date, A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached a final settlement with the SEC to resolve an investigation relating to market timing activity and related issues in the AIM Funds. The SEC also alleged that ADI violated various Federal securities laws. The SEC also has settled related market timing enforcement actions brought against certain former officers and employees of IFG.
  Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of this $325 million total payment, half has been paid and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties, all of which has been paid. The entire $325 million IFG settlement payment will be made available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be made available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees.
  Under the terms of the settlements, AIM is undertaking certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party. In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.
  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by such Funds related to market timing matters.
  The SEC has also settled market timing enforcement actions against Raymond R. Cunningham (the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by
IFG), Timothy J. Miller (the former chief investment officer and a former portfolio manager for IFG), Thomas A. Kolbe (the former national sales manager of IFG) and Michael D. Legoski (a former assistant vice president in IFG's sales department). As part of these settlements, the SEC ordered these individuals to pay restitution and civil penalties in various amounts and prohibited them from associating with, or serving as an officer or director of, an investment advisor, broker, dealer and/or investment company, as applicable, for certain periods of time.
  The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total approximately $375 million (not including AIM's agreement to reduce management fees on certain equity and balanced AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004). The manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant appointed under the settlement agreements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement payments may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.
  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM, ADI or the Fund.

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including but not limited to revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans, procedures for locating lost security holders and participation in class action settlements.
  As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  Ongoing Regulatory Inquiries Concerning IFG and AIM

  IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. ("NASD"), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor ("DOL") and the United States Attorney's Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.
  AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney's Office for the Southern District of New York, the United States Attorney's Office for the Central District of California, the United States Attorney's Office for the District of Massachusetts, the Massachusetts Securities Division, the U.S. Postal Inspection Service and the Commodity Futures Trading Commission, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

  Private Civil Actions Alleging Market Timing

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees.
  All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. The plaintiffs in one of the underlying lawsuits continue to seek remand of their lawsuit to state court.

  Private Civil Actions Alleging Improper Use of Fair Value Pricing

  Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs.

  Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits has challenged this order.

  Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

  Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys' and experts' fees.

  Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

  Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

  Private Civil Action Alleging Failure to Ensure Participation in Class Action Settlements

  A civil lawsuit, purporting to be a class action lawsuit, has been filed against AIM, IINA, A I M Capital Management, Inc. and the trustees of the AIM Funds alleging that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which the AIM Funds were eligible to participate. This lawsuit alleges as theories of recovery: (i) violation of various provisions of the Federal securities laws;
(ii) common law breach of fiduciary duty; and (iii) common law negligence. This lawsuit has been filed in Federal court and seeks such remedies as compensatory and punitive damages; forfeiture of all commissions and fees paid by the class of plaintiffs; and costs and attorneys' fees.

        *    *    *    *    *    *    *    *    *    *    *    *    *    *

  As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

OTHER INFORMATION

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES   OFFICERS                                                 OFFICE OF THE FUND

Bob R. Baker        Robert H. Graham                                         11 Greenway Plaza
                    Vice Chair and President                                 Suite 100
Frank S. Bayley                                                              Houston, TX 77046-1173
                    Mark H. Williamson
James T. Bunch      Executive Vice President                                 INVESTMENT ADVISOR

Bruce L. Crockett   Lisa O. Brinkley                                         A I M Advisors, Inc.
Chair               Senior Vice President and Chief Compliance Officer       11 Greenway Plaza
                                                                             Suite 100
Albert R. Dowden    Russell C. Burk                                          Houston, TX 77046-1173
                    Senior Vice President
Edward K. Dunn, Jr.                                                          TRANSFER AGENT
                    Kevin M. Carome
Jack M. Fields      Senior Vice President, Secretary and Chief Legal Officer AIM Investment Services, Inc.
                                                                             P.O. Box 4739
Carl Frischling     Sidney M. Dilgren                                        Houston, TX 77210-4739
                    Vice President and Treasurer
Robert H. Graham                                                             CUSTODIAN
                    Robert G. Alley
Gerald J. Lewis     Vice President                                           State Street Bank and Trust Company
                                                                             225 Franklin Street
Prema Mathai-Davis  Stuart W. Coco                                           Boston, MA 02110-2801
                    Vice President
Lewis F. Pennock                                                             COUNSEL TO THE FUND
                    M. Kevin Cronin
Ruth H. Quigley     Vice President                                           Ballard Spahr
                                                                             Andrews & Ingersoll, LLP
Larry Soll          J. Philip Ferguson                                       1735 Market Street, 51st Floor
                    Vice President                                           Philadelphia, PA 19103-7599
Mark H. Williamson
                    Mark Greenberg                                           COUNSEL TO THE INDEPENDENT TRUSTEES
                    Vice President                                           Kramer, Levin, Naftalis & Frankel LLP
                                                                             919 Third Avenue
                    William R. Keithler                                      New York, NY 10022-3852
                    Vice President
                                                                             DISTRIBUTOR
                    Karen Dunn Kelley
                    Vice President                                           A I M Distributors, Inc.
                                                                             11 Greenway Plaza
                    Ronald P. Stein                                          Suite 100
                    Vice President                                           Houston, TX 77046-1173

                    Michael L. Yellen
                    Vice President

         Domestic Equity                          Sector Equity

AIM Aggressive Growth Fund               AIM Advantage Health Sciences Fund/1/
AIM Balanced Fund*                       AIM Energy Fund/1/
AIM Basic Balanced Fund*                 AIM Financial Services Fund/1/
AIM Basic Value Fund                     AIM Global Health Care Fund
AIM Blue Chip Fund                       AIM Global Real Estate Fund/9/
AIM Capital Development Fund             AIM Gold & Precious Metals Fund/1/
AIM Charter Fund                         AIM Health Sciences Fund/1/
AIM Constellation Fund                   AIM Leisure Fund/1/
AIM Core Stock Fund/1/                   AIM Multi-Sector Fund/1/
AIM Dent Demographic Trends Fund         AIM Real Estate Fund/8/
AIM Diversified Dividend Fund            AIM Technology Fund/1/
AIM Dynamics Fund/1/                     AIM Utilities Fund/1/
AIM Emerging Growth Fund
AIM Large Cap Basic Value Fund                    Fixed Income
AIM Large Cap Growth Fund
AIM Libra Fund                           TAXABLE
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund/2/          AIM Floating Rate Fund
AIM Mid Cap Growth Fund                  AIM High Yield Fund
AIM Mid Cap Stock Fund/1/                AIM Income Fund
AIM Opportunities I Fund                 AIM Intermediate Government Fund
AIM Opportunities II Fund                AIM Limited Maturity Treasury Fund
AIM Opportunities III Fund               AIM Money Market Fund
AIM Premier Equity Fund                  AIM Short Term Bond Fund
AIM S&P 500 Index Fund/1/                AIM Total Return Bond Fund
AIM Select Equity Fund                   Premier Portfolio
AIM Small Cap Equity Fund/3/             Premier U.S. Government Money
AIM Small Cap Growth Fund/4/              Portfolio/1/
AIM Small Company Growth Fund1
AIM Total Return Fund*/1/                TAX-FREE
AIM Trimark Endeavor Fund
AIM Trimark Small Companies Fund         AIM High Income Municipal Fund
AIM Weingarten Fund                      AIM Municipal Bond Fund
                                         AIM Tax-Exempt Cash Fund
* Domestic equity and income fund        AIM Tax-Free Intermediate Fund
                                         Premier Tax-Exempt Portfolio

         International/Global
                                                  AIM Allocation Solutions
AIM Asia Pacific Growth Fund
AIM Developing Markets Fund              AIM Conservative Allocation Fund
AIM European Growth Fund                 AIM Growth Allocation Fund/10/
AIM European Small Company Fund/5/       AIM Moderate Allocation Fund
AIM Global Aggressive Growth Fund        AIM Moderate Growth Allocation Fund/9/
AIM Global Equity Fund/6/                AIM Moderately Conservative
AIM Global Growth Fund                   Allocation Fund/9/
AIM Global Value Fund
AIM International Core Equity Fund/1/
AIM International Growth Fund
AIM International Small Company Fund/7/
AIM Trimark Fund

/1/The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO Health Sciences Fund to AIM Health Sciences Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO Total Return Fund to AIM Total Return Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. /2/As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /3/Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. /4/As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /5/As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /6/Effective March 31, 2004, AIM Global Trends Fund was renamed AIM Global Equity Fund. /7/Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /8/As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. /9/Available effective April 29, 2005. /10/Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

     If used after June 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $138 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $382 billion in assets under management. Data as of December 31, 2004.

================================================================================
CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES
CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT THOROUGHLY BEFORE INVESTING.
================================================================================


AIMinvestments.com              I-MSE-SAR-1          A I M Distributors, Inc.


[YOUR GOALS. OUR SOLUTIONS.]
- REGISTERED TRADEMARK -


Mutual   Retirement   Annuities   College   Separately   Offshore   Cash
Funds    Products                 Savings   Managed      Products   Management
                                  Plans     Accounts


                                                          [AIM INVESTMENTS LOGO]
                                                        - REGISTERED TRADEMARK -

ITEM 2. CODE OF ETHICS.

          There were no amendments to the Code of Ethics (the "Code") that applies to the Registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO") during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

          Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

          Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of March 16, 2005, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of March 16, 2005, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1)  Not applicable.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)  Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Counselor Series Trust


By: /s/ Robert H. Graham
    -----------------------------------------
    Robert H. Graham
    Principal Executive Officer

Date: May 6, 2005

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Robert H. Graham
    -----------------------------------------
    Robert H. Graham
    Principal Executive Officer

Date: May 6, 2005


By: /s/ Sidney M. Dilgren
    -----------------------------------------
    Sidney M. Dilgren
    Principal Financial Officer

Date: May 6, 2005

                                  EXHIBIT INDEX

12(a)(1)  Not applicable.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)  Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.